Donoghue Forlines Tactical Allocation Fund			Donoghue Forlines Tactical Income Fund
Class	A:	GTAAX	Class	A:	PWRAX
Class	C:	GLACX	Class	C:	PWRCX
Class	I:	GTAIX	Class	I:	PWRIX

Donoghue Forlines Dividend Fund			Donoghue Forlines Momentum Fund
Class	A:	PWDAX	Class	A:	MOJAX
Class	C:	PWDCX	Class	C:	MOJCX
Class	I:	PWDIX	Class	I:	MOJOX

Donoghue Forlines Risk Managed Income Fund
Class	A:	FLOAX
Class	C:	FLOCX
Class	I:	FLOTX

PROSPECTUS

October 28, 2024

Advised by

Donoghue Forlines LLC

One International Place

Suite 310

Boston, MA 02110

www.donoghueforlinesfunds.com	(1-877-779-7462)

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

DONOGHUE FORLINES TACTICAL ALLOCATION FUND – FUND SUMMARY	1
DONOGHUE FORLINES TACTICAL INCOME FUND – FUND SUMMARY	7
DONOGHUE FORLINES DIVIDEND FUND – FUND SUMMARY	13
DONOGHUE FORLINES MOMENTUM FUND – FUND SUMMARY	18
DONOGHUE FORLINES RISK MANAGED INCOME FUND – FUND SUMMARY	23
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	28
Investment Objectives	28
Principal Investment Strategies	28
Principal Investment Risks	31
Temporary Defensive Investments	35
Portfolio Holdings Disclosure	35
Cybersecurity	35
MANAGEMENT	36
Investment Adviser	36
Portfolio Managers	37
HOW SHARES ARE PRICED	38
HOW TO PURCHASE SHARES	39
HOW TO REDEEM SHARES	42
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	44
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	45
DISTRIBUTION OF SHARES	46
Distributor	46
Distribution Fees	46
Additional Compensation to Financial Intermediaries	46
Householding	46
FINANCIAL HIGHLIGHTS	47
PRIVACY NOTICE	62

DONOGHUE FORLINES TACTICAL ALLOCATION FUND – FUND SUMMARY

Investment Objectives: The Donoghue Forlines Tactical Allocation Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 39 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed within 30 days)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.81%	0.81%	0.81%
Acquired Fund Fees and Expenses(1)	0.50%	0.50%	0.50%
Total Annual Fund Operating Expenses	2.31%	3.06%	2.06%
Fee Waiver and/or Reimbursement(2)(3)	(0.47)%	(0.47)%	(0.47)%
Total Annual Fund Operating Expenses After Fee Waiver	1.84%	2.59%	1.59%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(2)	The Fund’s adviser has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, at least until October 31, 2025, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) of the Fund do not exceed 1.45%, 2.20% and 1.20% of the Fund’s average daily net assets attributable to the Fund’s Class A, Class C and Class I shares, respectively. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within the three years from the date the adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the current expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board of Trustees. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the adviser.
(3)	Fee Waiver and Reimbursement reflects the 0.36% fee waiver for expense limitation agreement and 0.11% fee waiver for investments in affiliated investments for all classes.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$678	$1,143	$1,633	$2,979
Class C	$262	$901	$1,565	$3,341
Class I	$162	$600	$1,065	$2,352
1

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 199% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks long-term capital appreciation by diversifying the Fund’s portfolio across several different asset classes that have low, or negative, correlations to one another. By having a portfolio with multiple asset classes with differing correlations, the total volatility of the Fund’s portfolio should be lower than some, or all, of the underlying asset classes if they were held individually. Also, the use of cash as a tactical asset class during times of high market volatility is intended to further reduce the risk of the portfolio.

The adviser seeks to achieve the Fund’s investment objective by investing in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), listed on U.S. exchanges, and mutual funds (each a “fund” and collectively “funds”) that represent three major asset classes: equities, fixed income, and alternative investments. ETFs are a type of investment company whose shares are traded on a securities exchange. ETNs are structured notes whose returns are based upon the performance of one or more underlying indicators. The funds and ETNs in which the Fund invests each primarily invest in (1) U.S. common stocks, (2) foreign and emerging market common stocks, (3) U.S. fixed income securities, (4) foreign and emerging market fixed income securities or (5) alternative investments including real estate investment trusts (“REITs”), master-limited partnerships (“MLPs”) and commodities. Equity funds may include those that invest in small-cap, mid-cap or large cap companies. The adviser invests Fund assets in fixed income funds without restriction as to minimum issuer credit quality, sector, capitalization, country of origin, or security maturity. Fixed income funds may invest in non-investment grade fixed income securities, commonly known as “high yield” or “junk” bonds that are rated below Baa3 by Moody’s Investors Service or similarly by another rating agency.

Under normal market conditions, the adviser invests the Fund’s assets across U.S., foreign and emerging market securities in accordance with the following ranges (as a percentage of the Fund’s net assets):

U.S. securities 20% - 100%

Foreign securities 0% - 80%

Emerging market securities 0% - 40%

The Fund considers emerging market countries to be those represented in the MSCI Emerging Markets Index.

MLPs owned by an ETF or fund in which the Fund invests typically are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products.

The Fund treats cash equivalents as a tactical asset class and has the ability to fully invest the Fund’s assets in cash or cash equivalents as a potential defense against volatile market downturns. Allocations within each asset class are based on a macro, top-down approach focusing on fundamental credit-driven research and data to measure risk of each holding and the portfolio as a whole.

The adviser may invest the Fund’s assets in funds that are subadvised or advised by the adviser. The adviser may engage in frequent trading of securities in managing the Fund’s portfolio, resulting in a higher portfolio turnover.

2

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s NAV and performance.

The following risks apply to the Fund:

•	Bank Loan Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans.
•	Commodities Risk. The Fund may invest in funds and ETNs that invest in commodities. Investing in the commodities markets may subject the Fund to greater volatility than investment exposure to traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
•	Credit Risk. There is a risk that issuers will not make payments on fixed income securities held by the Fund or a fund in which the Fund invests, resulting in losses to the Fund. In addition, the credit quality of fixed income securities may be lowered if an issuer’s financial condition changes. The issuer of a fixed income security may also default on its obligations.
•	Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Duration is the measure of the sensitivity of a debt security to changes in market interest rates. For example, if interest rates increase by 1%, a fixed income security with a duration of two years will decrease in value by approximately 2%.
•	Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
•	Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
•	ETF and Mutual Fund Risk. ETFs and mutual funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and other mutual funds and may be higher than other funds that invest directly in equity and fixed income securities. Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs and index-tracking mutual funds in which the Fund invests will not be able to replicate exactly the performance of the indexes they track. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.
•	ETN Risk. ETNs are obligations of the issuer of the ETN, are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes.
•	Floating Rate Risk. Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag.
•	Foreign Currency Risk. If the Fund invests in securities that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.
3

•	Foreign Securities Risk. Because the Fund’s investments may include exposure to foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.
•	Interest Rate Risk. Interest rate risk is the risk that fixed income security prices overall, including the prices of securities held by the Fund or a fund in which the Fund invests, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.
  Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, are speculative and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the ability to sell bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
  Large Capitalization Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
  Leverage Risk. The Fund’s use of leverage (borrowing) may amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.
  Management Risk. The adviser’s tactical strategy and judgments about the potential attractiveness, value and potential appreciation of particular security in which the Fund invests or sells short may prove to be incorrect and may not produce the desired results.
  Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation
  (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long any future impacts of the significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.
  Master-Limited Partnership Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.
o	Energy-related MLP Risk. Risks of energy-related MLPs include the risks that a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of such securities.
4

•	REIT Risk. The value of the Fund’s investment exposure to REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual REITs in which the Fund invests.
•	Small and Mid-Cap Capitalization Company Risk. The stocks of small and medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
•	Turnover Risk. A higher portfolio turnover will result in higher transactional and brokerage costs. A high portfolio turnover can potentially increase taxes, which can negatively impact Fund performance.
•	U.S. Treasury Risk. The Fund has investment exposure to short-term U.S. Treasury securities through its investment in short-term treasury exchange-traded funds or direct investment in U.S. Treasury securities. All money market instruments, including U.S. Treasury obligations, can change in value in response to changes in interest rates, and a major change in rates could cause the share price to change. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, U.S. government or any other government agency
•	Underlying Funds Risk. If funds, ETFs, short-term treasury exchange traded funds or money market funds (“Underlying Funds”) are utilized, such Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that do not invest in Underlying Funds. The Fund will only utilize short-term treasury exchange-traded funds and money market mutual funds when it is in a defensive position.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class I shares of the Fund for each full calendar year since the Fund’s inception. Returns for Class A and Class C shares, which are not presented, will vary from the returns for Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.donoghueforlinesfunds.com or by calling 1-877-779-7462.

Class I Annual Total Return for Calendar Years Ended December 31

Best Quarter:	12/31/20	8.27%
Worst Quarter:	3/31/20	(15.77)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2024, was 9.18%.

5

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2023)

	One Year	Five Years	Since Inception (4/6/2018)
Class I shares
Return before taxes	15.57%	4.60%	2.31%
Return after taxes on distributions*	14.43%	3.92%	1.63%
Return after taxes on distributions and sale of Fund shares*	9.35%	3.33%	1.54%
Class A Return before taxes	9.56%	3.27%	1.14%
Class C Return before taxes	14.54%	3.57%	1.29%
HFRU Hedge Fund Composite USD Index**	5.52%	3.10%	1.93%
MSCI AC World Index*** (reflects no deduction for fees, expenses, or taxes)	22.20%	11.72%	8.56%
*	After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for Class A and Class C shares, which are not shown, will vary from those of Class I shares.
**	The HFRU Hedge Fund Composite USD Index is designed to be representative of the overall composition of the UCITS-Compliant hedge fund universe. It is comprised of all eligible hedge fund strategies; including, but not limited to equity hedge, event driven, macro, and relative value arbitrage.
***	The MSCI AC World Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly.

The Fund’s primary benchmark index has been changed to the HFRU Hedge Fund Composite USD Index because it is a more appropriate index given the Fund’s strategy and portfolio holdings.

Investment Adviser: Donoghue Forlines LLC is the Fund’s investment adviser (the”adviser”).

Portfolio Managers: John A. Forlines III, CIO of the adviser, Jeffrey R. Thompson, CEO of the adviser, Richard E. Molari, COO of the adviser and Nicholas A. Lobley, Portfolio Manager of the adviser each serve the Fund as a Portfolio Co-Manager. Mr. Thompson and Mr. Molari, each have served the Fund as a Portfolio Co-Manager since it commenced operations in April 2018. Mr. Forlines has served the Fund as Portfolio Co-Manager since October 2018. Mr. Lobley has served the Fund as Portfolio Co-Managers since December 2019. Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website. For Class A and Class C shares, the minimum initial and subsequent investment is $1,000 and $100, respectively. The minimum initial investment for Class I shares is $10,000. There is no minimum subsequent investment for Class I shares.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

DONOGHUE FORLINES TACTICAL INCOME FUND – FUND SUMMARY

Investment Objectives: The Donoghue Forlines Tactical Income Fund’s (the “Fund”) primary investment objective is total return from income and capital appreciation with capital preservation as a secondary objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 39 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.53%	0.53%	0.53%
Acquired Fund Fees and Expenses(1)	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	2.02%	2.77%	1.77%
Fee Waiver and Reimbursement(2)	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver	2.01%	2.76%	1.76%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(2)	The fee waiver and reimbursement reflects the 0.01% fee waiver for investments in affiliated investments for all classes.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$694	$1,101	$1,533	$2,730
Class C	$279	$858	$1,463	$3,099
Class I	$179	$556	$958	$2,083

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities
(or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 340% of the average value of its portfolio.

7

Principal Investment Strategy: The Fund’s adviser seeks to achieve the Fund’s primary investment objective by investing in income-producing fixed income and alternative strategy exchange-traded funds (“ETFs”) and mutual funds (each a “fund” and collectively “funds”). The adviser invests Fund assets in funds without restriction as to minimum issuer credit quality, sector, capitalization, country of origin, or security maturity. Fixed income funds may invest in non-investment grade fixed income securities, commonly known as “high yield” or “junk” bonds that are rated below Baa3 by Moody’s Investors Service or similarly by another rating agency. The Fund considers alternative strategy funds to be those that invest in commodities, currencies or other alternative assets. The Fund may also invest in funds that primarily invest in dividend-paying equity securities of U.S., foreign and emerging market issuers. The Fund considers emerging market issuers to be from those countries or issuers organized in those countries represented in the MSCI Emerging Markets Index.

The adviser seeks to achieve the Fund’s secondary investment objective by reallocating the Fund’s investment portfolio to short-term maturity fixed income funds when it believes fixed income markets will decline. During such periods, the Fund may invest up to 100% of its assets in such short-term maturity fixed income funds. Accordingly, the Fund may not be able to achieve its primary investment objective of total return during these periods.

The adviser tactically allocates the Fund’s assets based on credit research and long-term market trends. In selecting funds for the Fund’s portfolio, the adviser considers a fund’s underlying holdings, the investment exposure of the funds and its liquidity. The adviser may invest the Fund’s assets in funds that are subadvised or advised by the adviser. The adviser may engage in frequent buying and selling of securities to achieve the Fund’s investment objectives.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value (“NAV”) and performance.

The following risks apply to the Fund:

•	ETN Risk. ETNs are obligations of the issuer of the ETN, are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes.
•	Bank Loan Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans.
•	Commodities Risk. The Fund may invest in alternative strategy funds that invest in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•       Credit Risk. There is a risk that issuers will not make payments on fixed income securities held by the Fund or a fund in which the Fund invests, resulting in losses to the Fund. In addition, the credit quality of fixed income securities may be lowered if an issuer’s financial condition changes. The issuer of a fixed income security may also default on its obligations.

•	Currency Risk. If the Fund invests in funds that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s exposure to foreign currency-denominated securities may reduce the Fund’s returns.
•	Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to a fund whose portfolios include longer-term fixed income securities. Duration is the measure of the sensitivity of a debt security to changes in market interest rates. For example, if interest rates increase by 1%, a fixed income security with a duration of two years will decrease in value by approximately 2%.
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•	Emerging Market Risk. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries.
•	Equity Risk. The NAV of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
•	ETF and Mutual Fund Risk. ETFs and mutual funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and other mutual funds and may be higher than other funds that invest directly in equity and fixed income securities. Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs and index-tracking mutual funds in which the Fund invests will not be able to replicate exactly the performance of the indexes they track. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.
•	Floating Rate Risk. Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag.
•	Foreign Securities Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
•	Interest Rate Risk. Interest rate risk is the risk that fixed income security prices overall, including the prices of securities held by the Fund or a fund in which the Fund invests, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.
•	Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Large Capitalization Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
•	Leverage Risk. The Fund’s use of leverage (borrowing) may amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.
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•       Master-Limited Partnership (MLPs) Risk. Investments in MLPs and MLP related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

•	Management Risk. The adviser’s judgments about the attractiveness, value and potential appreciation of particular security in which the Fund invests or sells short may prove to be incorrect and may not produce the desired results.

•       Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long any future impacts of the significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

•	REIT Risk. Investing in real estate investment trusts, or “REITs”, involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.
•	Small and Mid-Cap Capitalization Company Risk. The stocks of small and medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
•	Turnover Risk. A higher portfolio turnover will result in higher transactional and brokerage costs. A high portfolio turnover can potentially increase taxes, which can negatively impact Fund performance.
•	Underlying Fund Risk. If funds, ETFs, short-term treasury exchange traded funds or money market funds (“Underlying Funds”) are utilized, such Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that do not invest in Underlying Funds. The Fund will only utilize short-term treasury exchange-traded funds and money market mutual funds when it is in a defensive position.
•	U.S. Treasury Risk. The Fund has investment exposure to short-term U.S. Treasury securities through its investment in short-term treasury exchange-traded funds or direct investment in U.S. Treasury securities. All money market instruments, including U.S. Treasury obligations, can change in value in response to changes in interest rates, and a major change in rates could cause the share price to change. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, U.S. government or any other government agency.

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Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class I shares of the Fund for each full calendar year since the Fund’s inception. Returns for Class A and Class C shares, which are not presented, will vary from the returns for Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.donoghueforlinesfunds.com or by calling 1-877-779-7462.

Class I Annual Total Return For Calendar Years Ended December 31

Best Quarter:	3/31/2019	4.68%
Worst Quarter:	3/31/2020	(9.50)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2024, was 5.47%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2023)

	One Year	Five Years	Ten Years**	Since Inception***
Class I shares
Return before taxes	8.09%	1.01%	1.06%	1.81%
Return after taxes on distributions	6.39%	0.22%	0.11%	0.76%
Return after taxes on distributions and sale of Fund shares *	4.74%	0.47%	0.41%	0.96%
Class A Return before taxes	2.51%	(0.12)%	0.37%	1.23%
Class C Return before taxes**	7.14%	0.01%	--	0.07%
Bloomberg Global Aggregate Bond Index**** (reflects no deduction for fees, expenses, or taxes)	5.72%	(0.32)%	0.38%	0.87%
Reference Index*****	5.67%	1.77%	1.78%	1.94%
*	After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for Class A and Class C shares, which are not shown, will vary from those of Class I shares.
**	Class C shares of the Fund commenced operations on November 25, 2014
***	The since inception date for Class A, Class I and the benchmark returns is September 14, 2010
****	The Bloomberg Global Aggregate Bond Index is composed of the U.S. Aggregate Index, the Pan-European Index and the Japanese component of the Global Treasury Index. All issues must be fixed rate, nonconvertible and have at least one year remaining to maturity. Securities from countries classified as emerging markets are excluded. The index is weighted according to each country’s market capitalization, except for Japan, which is weighted by the market capitalization of the 40 largest Japanese government bonds.
*****	The Reference Index is a benchmark comprised of 60% HFRU Hedge Fund Composite and 40% Bloomberg Global Aggregate Bond Index. The returns are calculated on a fully collateralized basis with full reinvestment. The HFRU Hedge Fund Composite USD Index is designed to be representative of the overall composition of the UCITS-Compliant hedge fund universe. It is comprised of all eligible hedge fund strategies; including, but not limited to equity hedge, event driven, macro, and relative value arbitrage.
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Investment Adviser: Donoghue Forlines LLC is the Fund’s investment adviser (the “adviser”).

Portfolio Managers: John A. Forlines III, CIO of the adviser, Jeffrey R. Thompson, CEO of the adviser, Richard E. Molari, COO of the adviser and Nicholas A. Lobley, Portfolio Manager of the adviser each serve the Fund as a Portfolio Co-Manager. Mr. Thompson has served the Fund as a Portfolio Co-Manager since it commenced operations in 2010. Mr. Molari has served the Fund as a Portfolio Co-Manager since October 2016. Mr. Forlines has served the Fund as Portfolio Co-Manager since October 2018. Mr. Lobley served the Fund as Portfolio Co-Manager since December 2019. Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website. For Class A and Class C shares, the minimum initial and subsequent investment is $1,000 and $100, respectively. The minimum initial investment for Class I shares is $10,000. There is no minimum subsequent investment for Class I shares.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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DONOGHUE FORLINES DIVIDEND FUND – FUND SUMMARY

Investment Objectives: The Donoghue Forlines Dividend Fund’s (the “Fund”) primary investment objective is total return from dividend income and capital appreciation. Capital preservation is a secondary objective of the Fund.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 39 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed within 30 days)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.01%	1.01%	1.01%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.27%	3.02%	2.02%
Fee Waiver and/or Reimbursement(2)	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver	2.26%	3.01%	2.01%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(2)	The Fund’s adviser has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, at least until October 31, 2025, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) of the Fund do not exceed 2.25%, 3.00% and 2.00% of the Fund’s average daily net assets attributable to the Fund’s Class A, Class C and Class I shares, respectively. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within the three years from the date the adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the current expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board of Trustees. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$718	$1,173	$1,653	$2,974
Class C	$304	$932	$1,586	$3,336
Class I	$204	$633	$1,087	$2,347
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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 285% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s investment adviser seeks to achieve the Fund’s investment objectives by seeking to track the FCF Risk Managed Sector Neutral Dividend Index (the “Dividend Index”) that provides a formulaic methodology for allocating investment between securities of issuers who demonstrate higher free cash flow and dividend yield and short-term treasuries (maturity of 1 to 3 years).

The methodology of the Dividend Index is designed to convey the benefits of high free cash flow and dividend yield, sector diversification and equal weighting. In seeking to track the Dividend Index, the adviser buys equity securities in the Fund as described below when the index’s indicators are positive and sells them when its indicators are significantly negative. As described below, the Fund typically invests in as many as 50 equity securities but this may fluctuate based on the Dividend Index.

The Dividend Index is reconstituted and rebalanced quarterly during March, June, September, and December. The Dividend Index establishes an equity portfolio typically consisting of up to 50 equity securities based on a combined profitability rank (measured by free cash flow over total equity) and dividend yield rank (measured by dividend over market capitalization) from the constituents of the Russell 1000 Value Index and a U.S. Treasury portfolio consisting of short-term treasury securities or short-term treasury ETFs. Free cash flow is the amount of cash a company produces after paying for operating and capital expenses. Only companies with positive free cash flow, payment of cash dividends for the previous four consecutive quarters, and meeting an average daily traded volume minimum over the previous six months are eligible for inclusion in the Dividend Index. Upon selection each security will receive an equal weighting with sector weightings based on the current FactSet RBICS sector weights of the Russell 1000 Value Index. If there are not enough eligible securities within a sector, inclusion will be stopped for that sector at the number of eligible securities.

The Dividend Index then applies the adviser’s defensive tactical overlays as described below. The adviser buys equity securities when its indicators are positive and sells them when its indicators are significantly negative.

In following the Dividend Index’s methodology, the Fund will allocate its assets based on two separate exponential moving average indicators (one shorter-term and one longer-term):

•	Exponential Moving Average Indicators –An index’s exponential moving average value is the weighted average of its value over a certain period of time (e.g., 50 days). An exponential moving average gives more weighting to more recent values for the relevant time period.

The Dividend Index and the Fund will allocate 100% to the equity portfolio when the shorter-term exponential moving average indicator is in a bullish position. When the shorter-term exponential moving average indicator is in a defensive position, the Dividend Index and the Fund will allocate 50% of assets to U.S. Treasury portfolio. When both the shorter-term and longer-term exponential moving average indicators are in a defensive position, the Dividend Index and the Fund will allocate 100% to the U.S Treasury portfolio.

From time to time, the adviser anticipates that its defensive tactical overlay may trigger multiple “positive” or “negative” indicators over a period of several days. In such cases, the adviser, in an effort to avoid incurring additional brokerage costs to the Fund, may choose not to implement a particular “buy” or “sell” signal at the time of the trigger. Absent such circumstances, the Fund will not be actively managed and will seek to track the Dividend Index’s methodology.

While the Fund is a diversified fund, it may invest in fewer securities that other diversified funds. Accordingly, the Fund’s performance may be more sensitive to market changes than other diversified funds. In seeking to track the methodology of the Dividend Index, the Fund may engage in frequent buying and selling of portfolio securities resulting in a higher turnover rate.

Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend producing securities. The Fund will typically invest in as many as 50 common stocks from the universe of stocks represented in the Russell 1000 Value Index. If the Fund holds an investment in common stock of a company that is removed from the Dividend Index, that position will be sold.

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Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s NAV and performance.

The following risks apply to the Fund:

•	Credit Risk. There is a risk that issuers will not make payments on fixed income securities held by the Fund or an ETF in which the Fund invests, resulting in losses to the Fund. In addition, the credit quality of fixed income securities may be lowered if an issuer’s financial condition changes. The issuer of a fixed income security may also default on its obligations.
•	Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
•	ETF and Mutual Fund Risk. ETFs and mutual funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and other mutual funds and may be higher than other funds that invest directly in equity and fixed income securities. Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs and index-tracking mutual funds in which the Fund invests will not be able to replicate exactly the performance of the indexes they track. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.
•	Hedging Risk. Hedging strategies may not perform as anticipated by the adviser and the Fund could suffer losses by hedging with underlying money market funds if stock prices do not decline.
•	Index Construction Risk. The Dividend Index, and consequently the Fund, may not succeed in its objective and may not be optimal in its construction, causing losses to the Fund.
•	Index Tracking Risk. Investment in the Fund should be made with the understanding that the securities in which the Fund invests will not be able to replicate exactly the performance of the index the Fund tracks because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the securities in which the Fund invests will incur expenses not incurred by an index. Certain securities comprising the index tracked by the Fund may, from time to time, temporarily be unavailable, which may further impede the Fund’s ability to track an index.
•	Interest Rate Risk. Interest rate risk is the risk that fixed income security prices overall, including the prices of securities held by the Fund or an ETF in which the Fund invests, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.
•	Large Capitalization Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
•	Management Risk. The adviser’s decision to seek to follow the Dividend Index’s methodology in managing the Fund’s portfolio may prove to be incorrect and may not produce the desired results. Because the Fund seeks to track the Dividend Index, the Fund may forego certain attractive investment opportunities available to an actively managed fund. In following the Dividend Index’s methodology, the Fund may hold fewer securities than other diversified funds. Accordingly, the Fund’s performance may be more sensitive to market changes than other diversified funds.
•	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long any future impacts of the significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.
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•	Small and Mid-Cap Capitalization Company Risk. The stocks of small and medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
•	Turnover Risk. Higher portfolio turnover will result in higher transactional and brokerage costs. A high portfolio turnover can potentially increase taxes, which can negatively impact Fund performance.
•	Underlying Fund Risk. If short-term treasury exchange traded funds or money market funds (“Underlying Funds”) are utilized, such Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that do not invest in Underlying Funds. The Fund will only utilize short-term treasury exchange-traded funds and money market mutual funds when it is in a defensive position.
•	U.S. Treasury Risk. The Fund has investment exposure to short-term U.S. Treasury securities through its investment in short-term treasury exchange-traded funds or direct investment in U.S. Treasury securities. All money market instruments, including U.S. Treasury obligations, can change in value in response to changes in interest rates, and a major change in rates could cause the share price to change. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, U.S. government or any other government agency.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class I shares of the Fund for each full calendar year since the Fund’s inception. Returns for Class A and Class C shares, which are not presented, will vary from the returns for Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.donoghueforlinesfunds.com or by calling 1-877-779-7462.

Class I Annual Total Return For Calendar Years Ended December 31

Best Quarter:	12/31/2020	16.61%
Worst Quarter:	3/31/2020	(23.28)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2024, was 15.33%.

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Performance Table

Average Annual Total Returns

(For periods ended December 31, 2023)

	One Year	Five Years	Ten Years**	Since Inception (11/7/2013)
Class I shares
Return before taxes	(0.18)%	1.46%	3.04%	3.21%
Return after taxes on distributions	(0.61)%	0.87%	1.79%	1.96%
Return after taxes on distributions and sale of Fund shares *	0.17%	1.08%	2.21%	2.34%
Class A Return before taxes	(5.40)%	0.19%	2.26%	2.45%
Class C Return before taxes**	(1.28)%	0.44%	--	0.76%
Russell 1000 Value Total Return Index*** (reflects no deduction for fees, expenses, or taxes)	11.46%	10.91%	8.40%	8.87%
*	After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for Class A and Class C shares, which are not shown, will vary from those of Class I shares.
**	Class C Shares commenced operations on November 25, 2014
***	The Russell 1000 Value Total Return Index is a market-capitalization weighted index of those firms in the Russell 1000 with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 includes the largest 1000 firms in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

Investment Adviser: Donoghue Forlines LLC is the Fund’s investment adviser (the “adviser”).

Portfolio Managers: John A. Forlines III, CIO of the adviser, Jeffrey R. Thompson, CEO of the adviser, Richard E. Molari, COO of the adviser and Nicholas A. Lobley, Portfolio Manager of the adviser, each serve the Fund as a Portfolio Co-Manager. Mr. Thompson has served the Fund as a Portfolio Co-Manager since it commenced operations in 2013. Mr. Molari has served the Fund as a Portfolio Co-Manager since October 2016. Mr. Forlines has served the Fund as Portfolio Co-Managers since October 2018. Mr. Lobley has served as Portfolio Co-Manager since December 2019. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website. For Class A and Class C shares, the minimum initial and subsequent investment is $1,000 and $100, respectively. The minimum initial investment for Class I shares is $10,000. There is no minimum subsequent investment for Class I shares.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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DONOGHUE FORLINES MOMENTUM FUND – FUND SUMMARY

Investment Objectives: The Donoghue Forlines Momentum Fund’s (the “Fund”) primary investment objective is capital growth with a secondary objective of generating income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 39 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed within 30 days)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Shareholder Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.80%	1.80%	1.80%
Total Annual Fund Operating Expenses	3.05%	3.80%	2.80%
Fee Waiver and/or Reimbursement(1)	(0.80)%	(0.80)%	(0.80)%
Total Annual Fund Operating Expenses After Fee Waiver	2.25%	3.00%	2.00%
(1)	The Fund’s adviser has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, at least until October 31, 2025, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) of the Fund do not exceed 2.25%, 3.00% and 2.00% of the Fund’s average daily net assets attributable to the Fund’s Class A, Class C and Class I shares, respectively. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within the three years from the date the adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the current expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board of Trustees. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$717	$1,324	$1,955	$3,643
Class C	$303	$1,088	$1,891	$3,986
Class I	$203	$793	$1,408	$3,070

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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities
(or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 214% of the average value of its portfolio.

Principal Investment Strategies: The adviser seeks to achieve the Fund’s objectives by seeking to track the FCF Risk Managed Sector Neutral Momentum Index (the “Momentum Index”) that provides a formulaic methodology for allocating investments between securities of issuers who demonstrate higher free cash flow and positive momentum and short-term treasuries (maturity of 1 to 3 years).

The methodology of the Momentum Index is designed to convey the benefits of high free cash flow and momentum, sector diversification and equal weighting. In seeking to track the Momentum Index, the adviser buys equity securities in the Fund as described below when the index’s indicators are positive and sells them when its indicators are significantly negative. As described below, the Fund typically invests in as many as 50 equity securities but this may fluctuate based on the Momentum Index.

The Momentum Index is reconstituted and rebalanced quarterly during March, June, September, and December. The Momentum Index establishes an equity portfolio typically consisting of up to 50 equity securities based on a combined profitability rank (measured by free cash flow over total equity) and momentum rank (measured by total return over standard deviation of weekly total return) from the constituents of the Russell 1000 Index and a U.S. Treasury portfolio consisting of short-term treasury securities or short-term treasury ETFs. Free cash flow is the amount of cash a company produces after paying for operating and capital expenses. Only companies with positive free cash flow and meeting an average daily traded volume minimum over the previous six months are eligible for inclusion in the Momentum Index. Upon selection each security will receive an equal weighting with sector weightings based on the current FactSet RBICS sector weights of the Russell 1000 Index. If there are not enough eligible securities within a sector, inclusion will be stopped for that sector at the number of eligible securities.

The Momentum Index then applies the adviser’s defensive tactical overlays as described below. The Momentum Index allocates to the equity portfolio when its indicators are positive and allocates to the U.S. Treasury portfolio when its indicators are significantly negative.

In following the Momentum Index’s methodology, the Fund will allocate its assets based on two separate exponential moving average indicators (one shorter-term and one longer-term):

•	Exponential Moving Average Indicators –An index’s exponential moving average value is the weighted average of its value over a certain period of time (e.g., 50 days). An exponential moving average gives more weighting to more recent values for the relevant time period.

The Momentum Index and the Fund will allocate 100% to the equity portfolio when the shorter-term exponential moving average indicator is in a bullish position. When the shorter-term exponential moving average indicator is in a defensive position, the Momentum Index and the Fund will allocate 50% of assets to U.S. Treasury portfolio. When both the shorter-term and longer-term exponential moving average indicators are in a defensive position, the Momentum Index and the Fund will allocate 100% to the U.S Treasury portfolio.

The Fund has adopted a non-fundamental policy to invest at least 80% of its net assets in the constituent securities that make up the Momentum Index.

From time to time, the adviser anticipates that its defensive tactical overlay may trigger multiple “positive” or “negative” indicators over a period of several days. In such cases, the adviser, in an effort to avoid incurring additional brokerage costs to the Fund, may choose not to implement a particular “buy” or “sell” signal at the time of the trigger. Absent such circumstances, the Fund will not be actively managed and will seek to track the Momentum Index’s methodology.

While the Fund is a diversified fund, it may invest in fewer securities than other diversified funds. Accordingly, the Fund’s performance may be more sensitive to market changes than other diversified funds.

The adviser may engage in frequent trading of the Fund’s portfolio, resulting in a higher portfolio turnover.

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Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s NAV and performance.

The following risks apply to the Fund:

•	Credit Risk. There is a risk that issuers will not make payments on fixed income securities held by the Fund or an ETF in which the Fund invests, resulting in losses to the Fund. In addition, the credit quality of fixed income securities may be lowered if an issuer’s financial condition changes. The issuer of a fixed income security may also default on its obligations.
•	Equity Risk. The NAV of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
•	ETF and Mutual Fund. ETFs and mutual funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and other mutual funds and may be higher than other funds that invest directly in equity and fixed income securities. Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs and index-tracking mutual funds in which the Fund invests will not be able to replicate exactly the performance of the indexes they track. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.
•	Hedging Risk. Hedging strategies may not perform as anticipated by the adviser and the Fund could suffer losses by hedging with underlying money market funds if stock prices do not decline.
•	Index Construction Risk. The Momentum Index, and consequently the Fund, may not succeed in its objective and may not be optimal in its construction, causing losses to the Fund.
•	Index Tracking Risk. Investment in the Fund should be made with the understanding that the securities in which the Fund invests will not be able to replicate exactly the performance of the index the Fund tracks because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the securities in which the Fund invests will incur expenses not incurred by an index. Certain securities comprising the index tracked by the Fund may, from time to time, temporarily be unavailable, which may further impede the Fund’s ability to track an index.
•	Interest Rate Risk. Interest rate risk is the risk that fixed income security prices overall, including the prices of securities held by the Fund or an ETF in which the Fund invests, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.
•	Large Capitalization Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
•	Management Risk. The adviser’s decision to seek to follow the Momentum Index’s methodology in managing the Fund’s portfolio may prove to be incorrect and may not produce the desired results. Because the Fund seeks to track the Momentum Index, the Fund may forego certain attractive investment opportunities available to an actively managed fund. In following the Momentum Index’s methodology, the Fund may hold fewer securities than other diversified funds. Accordingly, the Fund’s performance may be more sensitive to market changes than other diversified funds.
•	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long any future impacts of the significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.
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•       Small and Mid-Cap Company Risk. The value of a small or mid-capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•	Sector Risk. The Fund’s investments may be focused in securities of a particular sector from time to time. Economic, legislative or regulatory developments may occur that significantly affect that sector. This may cause the Fund’s net asset value to fluctuate more than that of fund that does not focus in a particular sector.
•	Turnover Risk. Higher portfolio turnover will result in higher transactional and brokerage costs. A high portfolio turnover can potentially increase taxes, which can negatively impact Fund performance.
•	Underlying Fund Risk. If money market funds are utilized, such Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that do not invest in Underlying Funds. The Fund will only utilize money market mutual funds when it is in a defensive position.
•	U.S. Treasury Risk. The Fund has investment exposure to short-term U.S. Treasury securities through its investment in short-term treasury exchange-traded funds or direct investment in U.S. Treasury securities. All money market instruments, including U.S. Treasury obligations, can change in value in response to changes in interest rates, and a major change in rates could cause the share price to change. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, U.S. government or any other government agency

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class I shares of the Fund for each full calendar year since the Fund’s inception. Returns for Class A and Class C shares, which are not presented, will vary from the returns for Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.donoghueforlinesfunds.com or by calling 1-877-779-7462.

Class I Annual Total Return For Calendar Years Ended December 31

Best Quarter:	12/31/20	16.72%
Worst Quarter:	3/31/20	(25.66)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2024, was 21.16%.

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Performance Table

Average Annual Total Returns

(For periods ended December 31, 2023)

	One Year	Five Years	Since Inception (12/23/2016)
Class I shares
Return before taxes	19.10%	4.57%	4.70%
Return after taxes on distributions	19.10%	4.23%	3.86%
Return after taxes on distributions and sale of Fund shares*	11.31%	3.41%	3.30%
Class A Return before taxes	11.94%	3.09%	3.55%
Class C Return before taxes	17.82%	3.52%	3.66%
Russell 1000 Total Return Index** (reflects no deduction for fees, expenses, or taxes)	26.53%	15.52%	13.00%
*	After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for Class A and Class C shares, which are not shown, will vary from those of Class I shares.
**	The Russell 1000 Total Return Index consists of the 1000 largest companies within the Russell 3000 index. Also known as Market Oriented Index, because it represents the group of stocks from which most active money managers choose. The returns for the index are total returns, which include reinvestment of dividends. Frank Russell Company reports its indexes as one-month total returns.

Investment Adviser: Donoghue Forlines LLC is the Fund’s investment adviser (the “adviser”).

Portfolio Managers: John A. Forlines III, CIO of the adviser, Jeffrey R. Thompson, CEO of the adviser, Richard E. Molari, COO of the adviser and Nicholas A. Lobley, portfolio manager of the adviser each serve the Fund as a Portfolio Co-Manager. Mr. Molari and Mr. Thompson each have served the Fund as a Portfolio Co-Manager since it commenced operations in 2016. Mr. Forlines has served the Fund as Portfolio Co-Manager since October 2018. Mr. Lobley has served the Fund as Portfolio Co-Managers since December 2019. Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website. For Class A and Class C shares, the minimum initial and subsequent investment is $1,000 and $100, respectively. The minimum initial investment for Class I shares is $10,000. There is no minimum subsequent investment for Class I shares.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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DONOGHUE FORLINES RISK MANAGED INCOME FUND – FUND SUMMARY

Investment Objectives: The Donoghue Forlines Risk Managed Income Fund’s (the “Fund”) primary investment objective is total return from income and capital appreciation with capital preservation as a secondary objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 39 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed within 30 days)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.47%	0.47%	0.47%
Acquired Fund Fees and Expenses(1)	0.61%	0.61%	0.61%
Total Annual Fund Operating Expenses	1.98%	2.73%	1.73%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$691	$1,090	$1,514	$2,691
Class C	$276	$847	$1,445	$3,061
Class I	$176	$545	$939	$2,041

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 126% of the average value of its portfolio.

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Principal Investment Strategies: The adviser seeks to achieve the Fund’s investment objectives by following a rules-based strategy that employs a disciplined investment selection process with tactical overlays that determines whether the fund will be in a bullish or defensive position.

The Fund achieves its fixed income exposure by investing in (1) exchange-traded funds (“ETFs”) and mutual funds that invest primarily in bank loans, floating rate bonds, short duration fixed income instruments (defined as an average portfolio duration of 3.5 years or less), high yield bonds (also known as “junk bonds”), and (2) short-term Treasury ETFs, money market funds or U.S. Treasury securities. The Fund’s investment exposure to high yield bonds, which is limited to 20% of the Fund’s assets, is broadly diversified.

The Fund’s methodology is based on a model that indicates a favorable or defensive market position based on technical trends in the exponential moving average of a blend of two fixed income indexes. The exponential moving average is the average of an index’s value over a certain time frame. The exponential moving average methodology gives greater weighting to more recent benchmark values than benchmark values from the beginning of the relevant time period. The Donoghue Forlines Floating Rate model consists of two equally weighted components that each track a blend of two fixed income indexes’ exponential moving averages over different time frames. When either component of the Donoghue Forlines Floating Rate model indicates a favorable market position, 50% of the model (and consequently, the Fund) will be invested in ETFs and mutual funds that invest primarily in bank loans, floating rate bonds, short duration fixed income instruments and high yield bonds (the components of the model). Conversely, when a component of the Donoghue Forlines Floating Rate model indicates a defensive position, 50% of the model (and the Fund) increases allocations to short-term Treasury ETFs, money market funds or U.S. Treasury securities in an attempt to mitigate market risk. Each component is evaluated independent of the other.

Accordingly, the Fund will be invested as follows depending on the market signals produced by each component of the Donoghue Forlines Floating Rate model:

•	If both components indicate a favorable market, the Fund will be fully invested in ETFs and mutual funds that invest primarily in bank loans, floating rate bonds, short duration fixed income instruments and high yield bonds
•	If one component indicates a favorable market and the other component indicates a defensive market, 50% of the Fund’s net assets will be invested in ETFs and mutual funds that invest primarily in bank loans, floating rate bonds, short duration fixed income instruments and high yield bonds and the other 50% of the Fund’s assets will be invested in short-term Treasury ETFs, money market funds or U.S. Treasury securities
•	If both components indicate a defensive market, the Fund will be fully invested in short-term Treasury ETFs, money market funds or U.S. Treasury securities

The Fund has adopted a non-fundamental policy to invest at least 80% of its net assets in the constituent securities that make up the model. Changes in constituent securities that make up the Donoghue Forlines Floating Rate model will normally be implemented for the Fund’s portfolio on the same trading day as the model. The Fund may engage in frequent trading of its portfolio which will result in a higher portfolio turnover rate.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s NAV and performance.

The following risks apply to the Fund:

•	Bank Loan Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans.
•	Credit Risk. There is a risk that issuers will not make payments on fixed income securities held by the Fund or an ETF in which the Fund invests, resulting in losses to the Fund. In addition, the credit quality of fixed income securities may be lowered if an issuer’s financial condition changes. The issuer of a fixed income security may also default on its obligations.
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•	ETF and Mutual Fund Risk. ETFs and mutual funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and other mutual funds and may be higher than other funds that invest directly in equity and fixed income securities. Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs and index-tracking mutual funds in which the Fund invests will not be able to replicate exactly the performance of the indexes they track. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.
•	Floating Rate Risk. Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag.

•       Interest Rate Risk. Interest rate risk is the risk that fixed income security prices overall, including the prices of securities held by the Fund or an ETF in which the Fund invests, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

•	Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Management Risk. The adviser’s judgments about the attractiveness, value and potential appreciation of particular security in which a Fund invests or sells short may prove to be incorrect and may not produce the desired results.
•	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long any future impacts of the significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.
•	Turnover Risk. A higher portfolio turnover will result in higher transactional and brokerage costs. A high portfolio turnover can potentially increase taxes, which can negatively impact Fund performance.
•	U.S. Treasury Risk. The Fund has investment exposure to short-term U.S. Treasury securities through its investment in short-term treasury exchange-traded funds or direct investment in U.S. Treasury securities. All money market instruments, including U.S. Treasury obligations, can change in value in response to changes in interest rates, and a major change in rates could cause the share price to change. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, U.S. government or any other government agency.

•       Underlying Funds Risk. If short-term treasury exchange traded funds or money market funds (“Underlying Funds”) are utilized, such Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that do not invest in Underlying Funds. The Fund will only utilize short-term treasury exchange-traded funds and money market mutual funds when it is in a defensive position.

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Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class I shares of the Fund for each full calendar year since the Fund’s inception. Returns for Class A and Class C shares, which are not presented, will vary from the returns for Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.donoghueforlinesfunds.com or by calling 1-877-779-7462.

Class I Annual Total Return For Calendar Years Ended December 31

Best Quarter:	12/31/20	3.88%
Worst Quarter:	3/31/20	(3.11)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2024, was 5.37%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2023)

	One Year	Five Years	Since Inception (12/27/17)
Class I shares
Return before taxes	8.28%	2.85%	2.77%
Return after taxes on distributions	5.20%	1.44%	1.38%
Return after taxes on distributions and sale of Fund shares*	4.85%	1.57%	1.52%
Class A Return before taxes	3.75%	1.82%	1.80%
Class C Return before taxes	7.19%	1.84%	1.77%
S&P LSTA U.S. Leveraged Loan 100 Index** (reflects no deduction for fees, expenses, or taxes)	13.20%	5.78%	4.69%
Bloomberg U.S. Aggregate Bond Index***	5.53%	1.10%	0.93%
*	After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for Class A and Class C shares, which are not shown, will vary from those of Class I shares.
**	The S&P LSTA U.S. Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.
***	The Bloomberg U.S. Aggregate Bond Index is a benchmark that measures the performance of the U.S. investment-grade bond market. It’s a broad-based index that tracks a variety of bonds, including Treasuries, corporate securities, mortgage-backed securities, and asset-backed securities.
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Investment Adviser: Donoghue Forlines LLC is the Fund’s investment adviser (the “adviser”).

Portfolio Managers: John A. Forlines III, CIO of the adviser, Jeffrey R. Thompson, CEO of the adviser, Richard E. Molari, COO of the adviser and Nicholas A. Lobley, Portfolio Manager of the adviser, each serve the Fund as a Portfolio Co-Manager. Mr. Molari and Mr. Thompson each have served the Fund as a Portfolio Co-Manager since it commenced operations in 2017. Mr. Forlines has served the Fund as Portfolio Co-Manager since October 2018. Mr. Lobley has served the Fund as Portfolio Co-Managers since December 2019. Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone or website. For Class A and Class C shares, the minimum initial and subsequent investment is $1,000 and $100, respectively. The minimum initial investment for Class I shares is $10,000. There is no minimum subsequent investment for Class I shares.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives: The primary investment objective of the Donoghue Forlines Tactical Allocation Fund is long-term capital appreciation.

The primary investment objective of the Donoghue Forlines Tactical Income Fund the is total return from income and capital appreciation with capital preservation as a secondary objective.

The primary investment objective of the Donoghue Forlines Dividend Fund is total return from dividend income and capital appreciation. Capital Preservation is a secondary objective of the Fund.

The primary investment objective of the Donoghue Forlines Momentum Fund is capital growth with a secondary objective of generating income.

The primary investment objective of the Donoghue Forlines Risk Managed Income Fund is total return from income and capital appreciation with capital preservation as a secondary objective.

Each Fund’s investment objectives may be changed by the Board upon 60 days written notice to shareholders.

Principal Investment Strategies:

Donoghue Forlines Tactical Allocation Fund

The Fund seeks to achieve its investment objective by investing in mutual funds, ETFs and ETNs, through a dynamic, multi-asset portfolio of equity, fixed income and alternative investments. The adviser intends to utilize liquid, exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), collectively, exchange-traded products (“ETPs”), and mutual funds to capture upside potential while protecting assets in periods of market weakness. ETFs are a type of investment company whose shares are traded on a securities exchange. ETNs are structured notes whose returns are based upon the performance of one or more underlying indicators.

The adviser’s approach is to select equity, fixed income and alternative investment ranges and then rate and select a variety of sub-asset ETPs and mutual funds based on their risk/return rating. Additionally, sectors within each sub-asset class are in turn rated. This approach provides a sophisticated and multi-asset sector rotation that reflects the adviser’s fundamental research orientation. The Fund intends to hold fixed income investments in almost all market conditions, but there is wide discretion in percentage holdings of equities and alternatives.

The adviser utilizes a macro top down approach focusing on fundamental credit driven research and data. The adviser will tactically adjust the Fund to shorter-term influences of credit, economic, political, and business cycles using fundamental top-down financial conditions analysis.

Under normal market conditions, the adviser invests the Fund’s assets across U.S., foreign and emerging market securities in accordance with the following ranges (as a percentage of the Fund’s net assets):

U.S. securities 20% - 100%

Foreign securities 0% - 80%

Emerging market securities 0% - 40%

The Fund considers emerging market countries to be those represented in the MSCI Emerging Markets Index.

Master-limited partnerships (MLPs) owned by an ETF in which the Fund invests typically are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products.

The adviser may invest the Fund’s assets in funds that are subadvised or advised by the adviser. The adviser may engage in frequent trading of securities in managing the Fund’s portfolio, resulting in a higher portfolio turnover.

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Donoghue Forlines Tactical Income Fund

The Fund’s adviser seeks to achieve the Fund’s primary investment objective by investing in income-producing fixed income and alternative strategy exchange traded funds (“ETFs”) and mutual funds (each a “fund” and collectively “funds”). The adviser invests Fund assets in funds without restriction as to minimum issuer credit quality, sector, capitalization, country of origin, or security maturity. Fixed income funds may invest in non-investment grade fixed income securities, commonly known as “high yield” or “junk” bonds. The Fund defines junk bonds as those rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the adviser to be of similar credit quality. The Fund considers alternative strategy funds to be those that invest in commodities, currencies and other alternative assets. The Fund may also invest in funds that primarily invest in dividend-paying equity securities of U.S., foreign and emerging market issuers. The Fund considers emerging market issuers to be from those countries or issuers organized in those countries represented in the MSCI Emerging Markets Index. The adviser does not select individual securities but instead, invests the Fund’s assets in ETFs and mutual funds.

The adviser’s investment process combines a tactical and strategic top-down macro approach to asset allocation with a global orientation. The portfolio invests in funds that feature high yields across three asset classes - fixed income, equity and alternatives - by taking a long-term secular view with tactical positioning during the shorter-term business and credit cycles. The adviser bases investment decisions on fundamental credit-driven research. The adviser seeks to identify long-term global trends and invest in asset classes the adviser believes will appreciate in value as these trends continue.

The adviser seeks to achieve the Fund’s secondary investment objective by reallocating the Fund’s investment portfolio to short-term maturity fixed income funds when it believes fixed income markets will decline. During such periods, the Fund may invest up to 100% of its assets in such short-term maturity fixed income ETFs. Accordingly, the Fund may not be able to achieve its primary investment objective of total return during these periods.

The adviser tactically allocates the Fund’s assets based on credit research and long-term market trends. In selecting funds for the Fund’s portfolio, the adviser considers a fund’s underlying holdings, the investment exposure of the fund and its liquidity. The adviser may invest the Fund’s assets in funds that are subadvised or advised by the adviser. The adviser may engage in frequent buying and selling of securities to achieve the Fund’s investment objectives.

Donoghue Forlines Dividend Fund

The adviser seeks to achieve the Fund’s investment objectives by investing Fund assets in the securities that are constituents of the FCF Risk Managed Sector Neutral Dividend Index (the ”Dividend Index”). The adviser follows an index replication process and, consequently, the Fund is expected to hold all the securities in the Dividend Index according to their index weights. Under normal circumstances, the Fund’s investment adviser seeks to achieve the Fund’s primary investment objective by investing primarily in stocks that produce the highest combined profitability rank (measured by free cash flow over total equity) and dividend yield rank (measured by dividend over market capitalization) within each sector of the Russell 1000 Value Index.

In seeking to track the Dividend Index, the adviser buys equity securities in the equity portfolio of the Dividend Index when its indicators are positive and sells them when its indicators are significantly negative. The adviser seeks to achieve the Fund’s secondary investment objective by hedging the equity portfolio when the Dividend Index’s defensive tactical overlay determines a sell. The adviser hedges the portfolio by increasing allocations to the U.S. Treasury portfolio of the Dividend Index if the adviser determines the Fund should adopt a temporary defensive position due to market conditions. For periods when the adviser’s trend indicators are negative, the Fund may be fully invested in short-term treasury securities, short-term treasury exchange traded funds or treasury money market funds as a defensive measure.

The Fund has adopted a non-fundamental policy to invest at least 80% of its net assets in the constituent securities of the Dividend Index. While the Fund is a diversified fund, it may invest in fewer securities than other diversified funds.

In seeking to track the methodology of the Dividend Index, the Fund may engage in frequent buying and selling of portfolio securities resulting in a higher turnover rate.

Adviser’s Technical Trend Analysis

The adviser utilizes its rules-based, tactical asset allocation methodology and will manage the Fund’s investment portfolio, in part, by using its technical trend analysis strategy. This strategy identifies investment trends utilizing the adviser’s proprietary model system. This system tracks the changing prices of securities and identifies their momentum. The relative strength of the market is evaluated to identify whether the market is bullish or bearish. The adviser will employ its proprietary defensive trading system to determine when to switch between equity securities and short-term treasury securities, short-term treasury exchange traded funds, money market funds or cash equivalents. The adviser believes this is a relatively conservative approach to defensive trading to manage risks and back out of the market and into defensive positions when conditions warrant will reduce the portfolio volatility and therefore reduce risk. The adviser believes its technical trend strategy, which moves between fully invested and defensive positions, will potentially reduce losses during a downturn and participate in gains during upturns. This collection of models and the adviser’s technical trend analysis, in general, operate according to the momentum of the markets, and not on subjective judgments.

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Donoghue Forlines Momentum Fund

The adviser seeks to achieve the Fund’s objectives by investing Fund assets in the securities that are constituents of the FCF Risk Managed Sector Neutral Momentum Index (the “Momentum Index”). The adviser follows an index replication process and, consequently, the Fund is expected to hold all the securities in the Momentum Index according to their index weights. Under normal circumstances, the Fund’s investment adviser seeks to achieve the Fund’s primary investment objective by investing primarily in stocks that produce the highest combined profitability rank (measured by free cash flow over total equity) and momentum rank (measured by total return over standard deviation of weekly total return) within each sector of the Russell 1000 Index.

In seeking to track the Momentum Index, the adviser buys equity securities in the equity portfolio of the Momentum Index when its indicators are positive and sells them when its indicators are significantly negative. The adviser seeks to achieve the Fund’s secondary investment objective by hedging the equity portfolio when the index’s defensive tactical overlay determines a sell. The adviser hedges the portfolio by increasing allocations to the U.S. Treasury portfolio of the Momentum Index if the adviser determines the Fund should adopt a temporary defensive position due to market conditions. For periods when the adviser’s trend indicators are negative, the Fund may be fully invested in short-term treasury securities, short-term treasury exchange traded funds or treasury money market funds as a defensive measure.

In seeking to track the methodology of the Momentum Index, the Fund may engage in frequent buying and selling of portfolio securities in a higher turnover rate.

The Fund has adopted a non-fundamental policy to invest at least 80% of its net assets in the constituent securities of the Momentum Index. While the Fund is a diversified fund, it may invest in fewer securities than other diversified funds.

Adviser’s Technical Trend Analysis

The adviser utilizes its rules-based, tactical asset allocation methodology and will manage the Fund’s investment portfolio, in part, by using its technical trend analysis strategy. This strategy identifies investment trends utilizing the adviser’s proprietary model system. This system tracks the changing prices of securities and identifies their momentum. The relative strength of the market is evaluated to identify whether the market is bullish or bearish. The adviser will employ its proprietary defensive trading system to determine when to switch between equity securities and short-term treasury securities, short-term treasury exchange traded funds, money market funds or cash equivalents. The adviser believes this is a relatively conservative portfolio approach to defensive trading to manage risks and back out of the market and into defensive positions when conditions warrant. The adviser believes its technical trend strategy, which moves between fully invested and defensive positions, will reduce losses during a downturn and participate in gains during upturns. This collection of models and the adviser’s technical trend analysis, in general, operate according to the momentum of the markets, and not on subjective judgments.

Donoghue Forlines Risk Managed Income Fund

The adviser seeks to achieve the Fund’s investment objectives by managing the Fund in a manner that follows a rules-based strategy that employs a disciplined investment selection process with tactical overlays that determines whether the fund will be in a bullish or defensive position.

The Fund achieves its fixed income exposure by investing in (1) exchange-traded funds (“ETFs”) and mutual funds that invest primarily in bank loans, floating rate bonds, short duration fixed income instruments (defined as an average portfolio duration of 3.5 years or less), high yield bonds (also known as “junk bonds”); and (2) short-term Treasury ETFs, money market funds or U.S. Treasury securities. The Fund’s investment exposure to high yield bonds, which is limited to 20% of the Fund’s assets, is broadly diversified.

The Fund’s methodology is based on a model that indicates a favorable or defensive market position based on technical trends in the exponential moving average of a blend of two fixed income indexes. The exponential moving average is the average of an index’s value over a certain time frame. The exponential moving average methodology gives greater weighting to more recent benchmark values than benchmark values from the beginning of the relevant time period. The Donoghue Forlines Risk Floating Rate model consists of two equally weighted components that each track a blend of two fixed income indexes’ exponential moving averages over different time frames. When either component of the Donoghue Forlines Floating Rate model indicates a favorable market position, 50% of the model (and consequently, the Fund) will be invested in ETFs and mutual funds that invest primarily in bank loans, floating rate bonds, short duration fixed income instruments and high yield bonds (the components of the model). Conversely, when a component of the Donoghue Forlines Floating Rate model indicates a defensive position, 50% of the model (and the Fund) increases allocations to short-term Treasury ETFs, money market funds or U.S. Treasury securities in an attempt to mitigate market risk. Each component is evaluated independent of the other.

The Fund has adopted a non-fundamental policy to invest at least 80% of its net assets in the constituent securities that make up the model. Changes in constituent securities that make up the Donoghue Forlines Floating Rate model will normally be implemented for the Fund’s portfolio on the same trading day as the model. The Fund may engage in frequent trading of its portfolio which will result in a higher portfolio turnover rate.

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Principal Investment Risks:

The following risks apply to the Funds:

•	Bank Loan Risk. (Donoghue Forlines Tactical Allocation Fund, Donoghue Forlines Tactical Income Fund and Donoghue Forlines Risk Managed Income Fund) The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.
•	Commodities Risk. (Donoghue Forlines Tactical Allocation Fund and Donoghue Forlines Tactical Income Fund) Each Fund’s exposure to the commodities futures markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.
•	Credit Risk. There is a risk that issuers will not make payments on fixed income securities held by a Fund, resulting in losses to a Fund. In addition, the credit quality of fixed income securities held by a Fund may be lowered if an issuer’s financial condition changes. The issuer of a fixed income security may also default on its obligations.
•	Currency Risk. (Donoghue Forlines Tactical Income Fund) Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.
•	Duration Risk. (Donoghue Forlines Tactical Allocation Fund and Donoghue Forlines Tactical Income Fund) Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to a fund whose portfolios include longer-term fixed income securities. Duration is the measure of the sensitivity of a debt security to changes in market interest rates. For example, if interest rates increase by 1%, a fixed income security with a duration of two years will decrease in value by approximately 2%.
•	Emerging Markets Risk. (Donoghue Forlines Tactical Allocation Fund and Donoghue Forlines Tactical Income Fund) Each Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, each Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to meet cash obligations or take advantage of other investment opportunities.
•	Equity Risk. (Donoghue Forlines Tactical Allocation Fund, Donoghue Forlines Tactical Income Fund, Donoghue Forlines Dividend Fund and Donoghue Forlines Momentum Fund) The net asset value of each Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
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•	ETF and Mutual Fund Risk. Mutual funds and ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in other mutual funds and ETFs and may be higher than other mutual funds that invest directly in fixed income securities. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund only) Mutual funds and ETFs may employ leverage. Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. ETFs and index-tracking mutual funds in which the Fund invests will not be able to replicate exactly the performance of the indexes they track.
o	Leverage Risk. ETFs and mutual funds may employ leverage, which magnifies the changes in the underlying index upon which they are based. For example, if an ETF’s current benchmark is 200% of the XYZ Index and the ETF meets its objective, the value of the ETF will tend to increase or decrease twice the value of the change in the underlying index. (e.g., if the XYZ Index goes up 10% then the leveraged ETF’s value should go up 20%; conversely, if the XYZ Index goes down 10% then the leveraged ETF’s value should go down 20%).
o	Strategy Risk. Each ETF and mutual fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, foreign and emerging market risk.
o	Tracking Risk. ETFs and index-tracking mutual funds in which the Fund invests will not be able to replicate exactly the performance of the indexes they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities or index. In addition, the funds will incur expenses not incurred by their applicable indexes. Certain securities comprising the indexes tracked by the funds may, from time to time, temporarily be unavailable, which may further impede the ETFs’ and mutual funds’ ability to track their applicable indexes.
•	ETN Risk. (Donoghue Forlines Tactical Allocation Fund and Donoghue Forlines Tactical Income Fund ) ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. Although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.
•	Floating Rate Risk. (Donoghue Forlines Tactical Allocation Fund, Donoghue Forlines Tactical Income Fund, and Donoghue Forlines Risk Managed Income Fund) Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on the Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (the “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in the Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease. With respect to the Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate securities with longer maturities or duration are more sensitive to changes in interest rates.
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•	Foreign Currencies Risk. (Donoghue Forlines Tactical Allocation Fund.) If the Fund invests in funds that trade in, and receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s exposure to foreign currency-denominated securities may reduce the Fund’s returns.

Foreign Securities Risk. (Donoghue Forlines Tactical Allocation Fund and Donoghue Forlines Tactical Income Fund) To the extent the Fund has exposure to foreign securities, each Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect a Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, a Fund may be exposed to greater risk and will be more dependent on the adviser’s ability to assess such risk than if a Fund invested solely in more developed countries.

•	Hedging Risk. (Donoghue Forlines Dividend Fund and Donoghue Forlines Momentum Fund) Hedging strategies may not perform as anticipated and a Fund could suffer lower returns if stock prices do not decline when a Fund is in a defensive position.
•	Index Construction Risk. (Donoghue Forlines Dividend Fund and Donoghue Forlines Momentum Fund) Each Fund’s Index, and consequently the Fund, may not succeed in its objective and may not be optimal in its construction, causing losses to a Fund.

•       Index Tracking Risk. (Donoghue Forlines Dividend Fund, and Donoghue Forlines Momentum Fund) Investment in a Fund should be made with the understanding that the securities in which a Fund invests will not be able to replicate exactly the performance of the index a Fund tracks because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the securities in which a Fund invests will incur expenses not incurred by an index. Certain securities comprising the index tracked by a Fund may, from time to time, temporarily be unavailable, which may further impede a Fund’s ability to track an index.

•	Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity.
•	Junk Bond Risk. (Donoghue Forlines Tactical Allocation Fund, Donoghue Forlines Tactical Income Fund and Donoghue Forlines Risk Managed Income Fund) Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Large Capitalization Company Risk. (Donoghue Forlines Tactical Allocation Fund, Donoghue Forlines Tactical Income Fund, Donoghue Forlines Dividend Fund, and Donoghue Forlines Momentum Fund) Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
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•	Leverage Risk. (Donoghue Forlines Tactical Allocation Fund, Donoghue Forlines Tactical Income Fund and Donoghue Forlines Risk Managed Income Fund) Each fund’s use of leverage (borrowing) may amplify the effects of market volatility on a Fund’s share price and make a Fund’s returns more volatile. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.
•	Management Risk. (Donoghue Forlines Tactical Allocation Fund and Donoghue Forlines Tactical Income Fund) The adviser’s judgments about the attractiveness, value and potential appreciation of particular security in which a Fund invests or sells short may prove to be incorrect and may not produce the desired results.
•	Management Risk. (Donoghue Forlines Dividend Fund, Donoghue Forlines Momentum Fund and Donoghue Forlines Risk Managed Income Fund) The adviser’s decision to seek to follow a Fund’s designated index’s methodology in managing a Fund’s portfolio may prove to be incorrect and may not produce the desired results. Because a Fund seeks to track its designated index, a Fund may forego certain attractive investment opportunities available to an actively managed fund. In following the Funds designated index’s methodology, a Fund may hold fewer securities than other diversified funds. Accordingly, a Fund’s performance may be more sensitive to market changes than other diversified funds.
•	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund. The COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long any future impacts of the significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, a Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.
•	Master-Limited Partnership Risk. (Donoghue Forlines Tactical Allocation Fund and Donoghue Forlines Tactical Income Fund only) Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of a Fund.
o	MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.
o	Energy-related Risk. Risks of energy-related MLPs include the risks that a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of such securities.
•	REIT Risk. (Donoghue Forlines Tactical Allocation Fund and Donoghue Forlines Tactical Income Fund) Each Fund’s investment exposure to REITs may subject the fund to the following additional risks: declines in the value of real estate, changes in interest rates, lack of available mortgage Fund or other limits on obtaining capital, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws and regulations, casualty or condemnation losses and tax consequences of the failure of a REIT to comply with tax law requirements. The Fund will bear a proportionate share of the REIT’s ongoing operating fees and expenses, which may include management, operating and administrative expenses in addition to the expenses of a Fund.
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•	Sector Risk. (Donoghue Forlines Momentum Fund) A Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the entire sector. This may cause a Fund’s NAV to fluctuate more than that of a fund that does not focus in a particular sector.
o	Information Technology Sector Risk. (Donoghue Forlines Momentum Fund) Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
•	Small and Mid-Capitalization Company Risk. (Donoghue Forlines Tactical Allocation Fund, Donoghue Forlines Tactical Income Fund, Donoghue Forlines Dividend Fund and Donoghue Forlines Momentum Fund) The stocks of small and mid-capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.
•	Turnover Risk. Higher portfolio turnover results in higher transactional and brokerage costs which reduce returns, unless the securities traded can be bought and sold without corresponding commission costs.
•	U.S. Treasury Risk. The Fund has investment exposure to short-term U.S. Treasury securities through its investment in short-term treasury securities or short-term treasury exchange-traded funds. All money market instruments, including U.S. Treasury obligations, can change in value in response to changes in interest rates, and a major change in rates could cause the share price to change. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, U.S. government or any other government agency.
•	Underlying Funds Risk. When short-term treasury exchange traded funds and money market funds (“Underlying Funds”) are utilized as cash equivalents, such Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that do not invest in Underlying Funds. The Fund will only utilize short-term treasury exchange traded funds and money market mutual funds when it is in a defensive position.

Temporary Defensive Investments: To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, short-term treasury exchange traded funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objectives may be limited.

Portfolio Holdings Disclosure: A description of the Funds’ policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information. Shareholders may request portfolio holdings schedules at no charge by calling 1-877-779-7462.

Cybersecurity: The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate their NAV; impediments to trading; the inability of the Funds, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

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Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment Adviser: Donoghue Forlines LLC,(the “adviser”) located at One International Place, Suite 310, Boston, MA 02110, serves as investment adviser to the Funds. Subject to the authority of the Trust’s Board of Trustees (the Board”), the adviser is responsible for the overall management of the Funds’ business affairs. The adviser is responsible for selecting the Funds’ investments according to its investment objective, polices, and restrictions. The adviser was established in 1986 for the purpose of advising individuals and institutions. As of June 30, 2024, the adviser had approximately $754 million in assets under management or under advisement, which includes $273 million invested on a discretionary basis or non-discretionary basis in products that the adviser serves as investment adviser or subadvisor.

Pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and the adviser (the “Investment Advisory Agreement”), each Fund pays the adviser, on a monthly basis, an annual advisory fee based on a percentage of the respective Fund’s average daily net assets. A discussion regarding the basis for the Board renewal of the Investment Advisory Agreement for the Funds is available in the semi-annual shareholder report dated December 31, 2023.

The Funds’ adviser has contractually agreed to reduce its fees and/or absorb expenses of each Fund, until at least October 31, 2025, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser))) will not exceed 2.25%, 3.00% and 2.00% of all Funds except, Donoghue Forlines Tactical Allocation Fund, will not exceed 1.45%, 2.20% and 1.20% of the average daily net assets for Class A, Class C, and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and boost its performance. This agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Funds, upon 60-days’ written notice to the adviser. This agreement may not be terminated by the adviser without the consent of the Board.

FUND	ADVISORY FEE
Donoghue Forlines Tactical Allocation Fund	0.75%
Donoghue Forlines Tactical Income Fund	1.00%
Donoghue Forlines Dividend Fund	1.00%
Donoghue Forlines Momentum Fund	1.00%
Donoghue Forlines Risk Managed Income Fund	0.65%

For the fiscal year ended June 30, 2024, the adviser received a net advisory fee from each Fund in an amount below
(as a percentage of each Fund’s average daily net assets):

FUND	FEE RECEIVED
Donoghue Forlines Tactical Allocation Fund	0.28%
Donoghue Forlines Tactical Income Fund	0.99%
Donoghue Forlines Dividend Fund	0.99%
Donoghue Forlines Momentum Fund	0.19%
Donoghue Forlines Risk Managed Income Fund	0.65%
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Portfolio Managers:

John A. Forlines III – Chief Investment Officer

Mr. Forlines has served as Chief Investment Officer of the adviser since joining the firm in 2018. Prior to joining the adviser, Mr. Forlines was Chairman and CIO of JAForlines Global, an independent investment adviser, since its inception in 2000. Mr. Forlines is an Executive in Residence in the Department of Economics at Duke University where he teaches classes in behavioral finance and decision making.

In addition to his work at Donoghue Forlines and Duke University, Mr. Forlines is the Managing Partner of the Forlines Family Office, which is active primarily in charitable support for education in the United States. Mr. Forlines enjoyed a long career with J.P. Morgan from 1985-2000, serving various roles within the firm, including Vice President of Structured Products, Co-Head of the U.S. Private Equity Group, Managing Director in the Securities Business Development Group and Managing Director and Co-Head of U.S. Tech, Media & Telecom Investment Banking.

Jeffrey R. Thompson – Chief Executive Officer

Mr. Thompson has served as Chief Executive Officer of the adviser. In addition, Mr. Thompson to being a principal of the firm, he is also a member of the adviser’s Investment Policy Committee and co-portfolio manager. As part of Mr. Thompson’s responsibilities in the investment committee, he leads in the design and ongoing management of the technical signals and models applied to many of the adviser’s investment strategies.

Mr. Thompson has been with adviser since 1998 and was the key driver for helping the firm develop its first pooled investment vehicle. He was instrumental in taking the firm’s commitment to offering tactical risk management for individual clients and families, to establishing the indexes and investment strategies that are applied within many of the adviser’s investment strategies. Prior to joining the adviser, Mr. Donoghue held positions at Lehman Brothers, Gruntal & Co., and Cowen & Co. and BTS Asset Management. In addition, Mr. Thompson currently serves on the Board of Directors for the Academy of Notre Dame in Tyngsboro, Massachusetts where he is the Chair of the Finance Committee.

Richard E. Molari – Chief Operating Officer

Mr. Molari is an accomplished investment management operations and global trading specialist with over twenty years of industry experience. He has extensive knowledge of international equity, fixed income and currency markets as well as back and middle office operations, portfolio accounting and compliance regulations. Rick joined the adviser in 2014 to manage the trading and operations team.

Prior to his current role, Rick spent nine years at a multi-billion-dollar Boston based global hedge fund, trading international equities and managing trade operations. He started his professional career in fund accounting and back office administration with BISYS Hedge Fund Services Inc. Rick holds a dual Bachelor’s of Science degree from Northeastern University in Finance and Entrepreneurship. He is currently an active member of the Boston Securities Traders Association and the Boston Security Analysts Society.

Nicholas A. Lobley – Portfolio Manager

Mr. Lobley was promoted to Portfolio Manager of the adviser in 2019. Mr. Lobley was previously promoted to Senior Research Analyst in 2018 after joining the firm as Analyst in 2018. Prior to joining the adviser, Mr. Lobley was an Analyst with JAForlines Global, an independent investment adviser, since 2017. From 2016 to 2017, Mr. Lobley was an Associate with Paley Advisors, LLC. Mr. Lobley holds a Bachelor of Arts in Economics from Oberlin College.

The Funds’ Statement of Additional Information provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares of each Fund.

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HOW SHARES ARE PRICED

Shares of the Funds are sold at net asset value (“NAV”). The NAV of the Funds are determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Funds, less its liabilities, divided by the total number of shares outstanding (assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Funds, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Funds (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. In these cases, the Funds’ NAVs will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated the adviser as its “Valuation Designee” to execute these procedures. The adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ securities. In addition, market prices for foreign securities, if any, are not determined at the same time of day as the NAVs for the Funds. In computing the NAV, the Funds value foreign securities held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Funds’ portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Funds prices their shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Funds calculate their NAVs, the adviser may need to price the security using the Funds’ fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Funds’ NAVs by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Funds’ assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Funds’ net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes three classes of shares offered by the Funds: Class A, Class C and Class I shares. The Funds offer these three classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between each class are the ongoing fees, minimum investment, and sales charges. Class A shares pay sales charges up to 5.00%, and Class C and Class I shares do not pay such fees. Class A shares pay an annual fee of 0.25% for distribution expenses pursuant to a plan under Rule 12b-1, Class C shares pay an annual fee of 1.00% for distribution expenses pursuant to a plan under Rule 12b-1, and Class I shares do not pay such fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Funds represents interest in the same portfolio of investments within the Fund. The Funds and the adviser reserve the right to waive sales charges and investment minimums. All share classes may not be available for purchase in all states.

Class A Shares

Class A shares of the Funds are offered at the public offering price, which is net asset value per share plus the applicable sales charge. The minimum initial investment in the Class A shares is $1,000 and the minimum subsequent investment is $100. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. If you invest in more than one class of either Fund, you should notify that Fund of your combined Class A purchase amount in order to determine whether you qualify for a reduced sales charge. You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of “Right of Accumulation” and “Letter of Intent” below. The following sales charges apply to your purchases of Class A shares of the Funds:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance(2)
Under $50,000	5.00%	5.26%	4.25%
$50,000 to $99,999	4.00%	4.17%	3.25%
$100,000 to $249,999	3.00%	3.09%	2.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	0.00%
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.
(2)	Represents the amount of the sales charge retained by the dealer.

You may be able to buy Class A Shares without a sales charge (i.e. “load-waived”) when you are:

•	reinvesting dividends or distributions;
•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;
•	exchanging an investment in Class A Shares of another fund for an investment in either Fund;
•	a current or former director or trustee of either Fund;
•	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of the Funds’ adviser or its affiliates or of a broker-dealer authorized to sell shares of the funds;
•	purchasing shares through the Funds’ adviser; or
•	purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Funds.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures on your intermediary. Please consult your financial adviser for further information.

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Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of the Funds as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;
•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or
•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Funds’ distributor, Northern Lights Distributors, LLC at the time of your purchase. You will need to give the distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A shares of the Funds as if you were making them all at once for the purposes of calculating the applicable reduced sales charges with the intent to invest minimum of $50, 000 by the end of the 13-month period. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Funds from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of the Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares the Funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Funds, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class C Shares

Class C shares of the Funds are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Funds and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

Brokers that have entered into selling agreements with the Funds’ distributor may receive an annualized commission of up to 1.00% of the purchase price of Class C shares, paid on a monthly basis following the sale of those shares.

The minimum initial investment in the Class C shares is $1,000 and the minimum subsequent investment is $100.

Class I Shares

Class I shares of the Funds are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of the Fund. The minimum initial investment in the Class I shares is $10,000. There is no minimum subsequent investment for Class I shares.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of the Funds to purchase, you should consider your investment goals, present and future amounts you may invest in the Funds, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Funds’ expenses over time in the Fees and Expenses of the Fund section for the Funds in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

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Purchasing Shares: You may purchase shares of the Funds by sending a completed application form to the following address:

via Regular Mail: Donoghue Forlines Funds c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, Nebraska 68154	or Overnight Mail: Donoghue Forlines Funds c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Funds at 1-877-779-7462 for more information about the Funds’ Automatic Investment Plan.

Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the fund’s behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Funds, please call the Funds at
1-877-779-7462 for wiring instructions and to notify the Funds that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH) Purchase: Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions. You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time. Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Minimum and Additional Investment Amounts: The minimum initial and subsequent investment for Class A and Class C shares is $1,000 and $100, respectively. The minimum initial investment for Class I shares is $10,000. There is no minimum investment requirement for Class I shares or when you are buying shares by reinvesting dividends and distributions from the Funds. The Funds reserve the right to waive any investment minimum.

The Funds, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. The Funds will not accept payment in cash. Cashier’s checks bank official checks, and bank money orders are reviewed on a case-by-case basis and may be accepted under certain circumstances. Also, to prevent check fraud, the Funds will not accept post-dated checks, non-U.S. financial institution checks, travelers’ checks, third party checks (except for properly endorsed IRA roll over checks), counter checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares and check’s drawn on non-U.S. financial institution will not be accepted. Redemptions of Shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

Note: Ultimus Fund Solutions, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any check or electronic payment returned to the transfer agent for insufficient funds.

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When Order is Processed: All shares will be purchased at the NAV per share, plus any applicable sales charge, next determined after the Funds receive your application or request in good order. All requests received in good order by the Funds before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•       the name of the Fund,

•       the dollar amount of shares to be purchased,

•       a completed purchase application or investment stub, and

•       a check payable to the “Donoghue Forlines Funds”.

Online: Once an account has been established, Donoghue Forlines Mutual Funds allows for certain transactions to be processed online. Please call the Fund at 1-877-779-7462 for assistance establishing your online account. Automated Clearing House cannot be used for initial purchase

Retirement Plans: You may purchase shares of the Funds for your individual retirement plans. Please call the Funds at 1-877-779-7462 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Inactive Accounts: If shareholder-initiated contact does not occur on your account within the timeframe specified by the law in your state of record, or if Fund mailings are returned as undeliverable during that timeframe, the assets of your account (shares and/or any uncashed checks) may be transferred to your last known recorded state of residence as unclaimed property, in accordance with specific state law.

NOTE: If you fail to initiate such contact, your property will be escheated to your last known state of residency after which you will need to claim the property from that state. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election, please reach out to the Fund at 1-877-779-7462. for more information.”

HOW TO REDEEM SHARES

The Funds typically expect that it will take up to 7 days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail: Donoghue Forlines Funds c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, Nebraska 68154	or Overnight Mail: Donoghue Forlines Funds c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-877-779-7462. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.

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During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Funds nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions recording telephone instructions.

Redemptions through Broker: If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Funds. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Systematic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Funds’ Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Funds through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the Funds at 1-877-779-7462 for more information about the Systematic Withdrawal Plan.

Redemptions in Kind: The Funds reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than (the lesser of) $250,000 or 1% of the Funds’ assets. The securities will be chosen by the Funds and valued under the Funds’ net asset value procedures. To the extent feasible and if in the best interests of all Fund shareholders, redemptions in kind will be paid with a pro rata allocation of the Fund’s portfolio securities. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Funds receive your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt your redemption request in “good order”, as described below, will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order”. To be in good order, the following conditions must be satisfied:

•       The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•       the request must identify your account number;

•       the request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•       if you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Funds with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Funds,
•	you request that a redemption be mailed to an address other than that on record with the Funds,
•	the proceeds of a requested redemption exceed $50,000,
•	any redemption is transmitted to a bank other than the bank of record, or
•	your address was changed within 30 days of your redemption request.
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Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Funds should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the Funds falls below $1,000 for Class A shares, $1,000 for Class C shares, or $10,000 for Class I shares, the Funds may notify you that, unless the account is brought up to the appropriate account minimum within 60 days of the notice, your account could be closed. After the notice period, the Funds may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the appropriate account minimum due to a decline in NAV.

Exchange: Shares of the Funds may be exchanged without payment of any exchange fee for shares of another Fund (including those in a different prospectus) of the same class at their respective NAV, given that the accounts have the same registration. Minimums to establish or subsequent purchase minimums apply.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of the Funds can harm all of the Funds’ shareholders by disrupting the Funds’ investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds commits a staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy”.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Funds as described in the Funds’ Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Funds.

The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Funds.)

The Funds intend to distribute substantially all of its net investment income quarterly and net capital gains annually in December. Both types of distributions will be reinvested in shares of the Funds unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Funds will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them. The Funds must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Funds have chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Funds will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a percentage of any dividend, redemption or exchange proceeds. The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Funds are required to withhold taxes if a number is not delivered to the Funds within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Funds’ shares.

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DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, (the “distributor”) 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474, is the distributor for the shares of the Funds. The distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Distribution Fees: The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), pursuant to Rule 12b-1 of the 1940 Act which allows the Funds to pay the Funds’ distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of a Fund’s average daily net assets attributable to Class A shares and up to 1.00% of a Fund’s average daily net assets attributable to Class C shares.

The Funds’ distributor and other entities are paid pursuant to the Plan, pursuant to the Plan, for distribution and shareholder servicing provided and the expenses borne by the distributor and others in the distribution of Funds shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds’ shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Funds’ distributor, its affiliates, and the Funds’ adviser may each, at its own expense and out of its own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, the Funds will mail only one copy of the prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-877-779-7462 on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in one of the Funds (assuming reinvestment of all dividends and distributions). This information for the Funds has been derived from the financial statements audited by Deloitte & Touche LLP, the Funds’ auditor, whose report, along with the Funds’ financial statements, is included in the Funds’ June 30, 2024 annual financial statements, which is available upon request.

Donoghue Forlines Tactical Allocation Fund
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30,		June 30,		June 30,		June 30,	June 30,
	2024		2023		2022		2021	2020
Net asset value, beginning of year	$9.66		$9.13		$10.92		$9.06	$9.80

Activity from investment operations:
Net investment income(1)	0.26		0.21		0.17		0.07	0.11
Net realized and unrealized gain (loss) on investments	0.86		0.55		(1.76)		1.86	(0.76)
Total from investment operations	1.12		0.76		(1.59)		1.93	(0.65)

Less distributions from:
Net investment income	(0.26)		(0.23)		(0.20)		(0.07)	(0.09)
Total distributions	(0.26)		(0.23)		(0.20)		(0.07)	(0.09)

Net asset value, end of year	$10.52		$9.66		$9.13		$10.92	$9.06

Total return(2)	11.73%		8.47%		(14.88)%		21.34%	(6.73)%

Net assets, at end of year (000s)	$3,328		$8,183		$10,388		$15,277	$15,3184

Ratio of expenses to average net assets before Advisory fee waiver/recapture(3)	1.81%		1.69%		1.52%		1.46%	1.32%
Ratio of net expenses to average net assets(3)	1.34	%(5)	1.38	%(5)	1.38	%(5)	1.45%	1.32%
Ratio of net investment income (loss) to average net assets(3,4)	2.66	%(5)	2.34	%(5)	1.74	%(5)	0.64%	1.10%
Portfolio Turnover Rate	199%		251%		290%		150%	294%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(2)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.
(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Including fees waived by the Advisor as well as fees waived by the Advisor for investments in affiliates. Excluding fees waived by the Advisor for investments in affiliates, but not fees waived by the Advisor, the following ratios would have been:
Net expenses to average net assets	1.45%	1.45%	1.45%	N/A	N/A
Net investment income to average net assets	2.55%	2.27%	1.5%	N/A	N/A

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Donoghue Forlines Tactical Allocation Fund
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30,		June 30,		June 30,		June 30,	June 30,
	2024		2023		2022		2021	2020
Net asset value, beginning of year	$9.52		$9.02		$10.85		$9.02	$9.79

Activity from investment operations:
Net investment income (loss)(1)	0.18		0.14		0.10		(0.01)	0.03
Net realized and unrealized gain (loss) on investments	0.85		0.54		(1.75)		1.86	(0.75)
Total from investment operations	1.03		0.68		(1.65)		1.85	(0.72)

Less distributions from:
Net investment income	(0.19)		(0.18)		(0.18)		(0.02)	(0.05)
Total distributions	(0.19)		(0.18)		(0.18)		(0.02)	(0.05)

Net asset value, end of year	$10.36		$9.52		$9.02		$10.85	$9.02

Total return(2)	10.91%		7.59%		(15.51)%		20.54%	(7.46)%

Net assets, at end of year (000s)	$618		$646		$742		$886	$647

Ratio of expenses to average net assets before Advisory fee waiver/recapture(3)	2.56%		2.44%		2.27%		2.21%	2.07%
Ratio of net expenses to average net assets(3)	2.09	%(5)	2.13	%(5)	2.13	%(5)	2.20%	2.07%
Ratio of net investment income (loss) to average net assets(3,4)	1.89	%(5)	1.62	%(5)	1.02	%(5)	(0.05)%	0.26%
Portfolio Turnover Rate	199%		251%		290%		150%	294%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(2)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.
(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Including fees waived by the Advisor as well as fees waived by the Advisor for investments in affiliates. Excluding fees waived by the Advisor for investments in affiliates, but not fees waived by the Advisor, the following ratios would have been:
Net expenses to average net assets	2.20%	2.20%	2.20%	N/A	N/A
Net investment income to average net asset	1.78%	1.55%	0.95%	N/A	N/A

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Donoghue Forlines Tactical Allocation Fund
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30,		June 30,		June 30,		June 30,	June 30,
	2024		2023		2022		2021	2020
Net asset value, beginning of year	$9.63		$9.10		$10.87		$9.02	$9.78

Activity from investment operations:
Net investment income(1)	0.27		0.23		0.20		0.08	0.13
Net realized and unrealized gain (loss) on investments	0.87		0.56		(1.76)		1.87	(0.76)
Total from investment operations	1.14		0.79		(1.56)		1.95	(0.63)

Less distributions from:
Net investment income	(0.29)		(0.26)		(0.21)		(0.10)	(0.13)
Total distributions	(0.29)		(0.26)		(0.21)		(0.10)	(0.13)

Net asset value, end of year	$10.48		$9.63		$9.10		$10.87	$9.02

Total return(2)	11.97	%(5)	8.78	%(5)	(14.65)%		21.63%	(6.52)%

Net assets, at end of year (000s)	$22,554		$18,998		$25,242		$42,736	$68,640

Ratio of expenses to average net assets before Advisory fee waiver/recapture(4)	1.56%		1.44%		1.27%		1.21%	1.07%
Ratio of net expenses to average net assets(4)	1.09	%(5)	1.13	%(5)	1.13	%(5)	1.20%	1.07%
Ratio of net investment income to average net assets(4,5)	2.81	%(5)	2.58	%(5)	2.00	%(5)	0.83%	1.35%
Portfolio Turnover Rate	199%		251%		290%		150%	294%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(2)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.
(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Including fees waived by the Advisor as well as fees waived by the Advisor for investments in affiliates. Excluding fees waived by the Advisor for investments in affiliates, but not fees waived by the Advisor, the following ratios would have been:

Net expenses to average net assets	1.20%	1.20%	1.20%	N/A	N/A
Net investment income to average net assets	2.70%	2.52%	1.93%	N/A	N/A

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Donoghue Forlines Tactical Income Fund
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30,		June 30,		June 30,		June 30,	June 30,
	2024		2023		2022		2021	2020
Net asset value, beginning of year	$8.67		$8.75		$9.78		$9.22	$9.94

Activity from investment operations:
Net investment income(1)	0.34		0.23		0.12		0.11	0.15
Net realized and unrealized gain (loss) on investments	0.15		(0.06)		(1.00)		0.57	(0.72)
Total from investment operations	0.49		0.17		(0.88)		0.68	(0.57)

Less distributions from:
Net investment income	(0.30)		(0.25)		(0.15)		(0.12)	(0.15)
Total distributions	(0.30)		(0.25)		(0.15)		(0.12)	(0.15)

Net asset value, end of year	$8.86		$8.67		$8.75		$9.78	$9.22

Total return(2)	5.72%		2.03%		(9.12)%		7.37%	(5.82)%

Net assets, at end of year (000s)	$2,781		$3,082		$3,679		$5,422	$7,266

Ratio of expenses to average net assets(3)	1.77	%(5)	1.82	%(5)	1.76	%(5)	1.70%	1.61%
Ratio of net investment income to average net assets(3,4)	3.89	%(5)	2.69	%(5)	1.32	%(5)	1.18%	1.55%
Portfolio Turnover Rate	340%		430%		545%		205%	221%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(2)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.
(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Including fees waived by the Advisor for investments in affiliates. Excluding fees waived for investments in affiliates, the following ratios would have been:

Expenses to average net assets	1.78%	1.85%	1.78%	N/A	N/A
Net investment income to average net assets	3.88%	2.66%	1.30%	N/A	N/A

50

Donoghue Forlines Tactical Income Fund
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30,		June 30,		June 30,		June 30,	June 30,
	2024		2023		2022		2021	2020
Net asset value, beginning of year	$8.56		$8.66		$9.71		$9.13	$9.83

Activity from investment operations:
Net investment income(1)	0.27		0.16		0.04		0.04	0.06
Net realized and unrealized gain (loss) on investments	0.15		(0.06)		(0.98)		0.55	(0.69)
Total from investment operations	0.42		0.10		(0.94)		0.59	(0.63)

Less distributions from:
Net investment income	(0.25)		(0.20)		(0.11)		(0.01)	(0.07)
Total distributions	(0.25)		(0.20)		(0.11)		(0.01)	(0.07)

Net asset value, end of year	$8.73		$8.56		$8.66		$9.71	$9.13

Total return(2)	4.95%		1.24%		(9.74)%		6.47%	(6.50)%

Net assets, at end of year (000s)	$796		$948		$1,199		$1,384	$3,416

Ratio of expenses to average net assets(3)	2.52	%(5)	2.57	%(5)	2.51	%(5)	2.45%	2.36%
Ratio of net investment income to average net assets(3,4)	3.15	%(5)	1.92	%(5)	0.48	%(5)	0.39%	0.64%
Portfolio Turnover Rate	340%		430%		545%		205%	221%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(2)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.
(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Including fees waived by the Advisor for investments in affiliates. Excluding fees waived for investments in affiliates, the following ratios would have been:
Expenses to average net assets	2.53%	2.60%	2.53%	N/A	N/A
Net investment income to average net assets	3.14%	1.89%	0.46%	N/A	N/A

51

Donoghue Forlines Tactical Income Fund
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30,		June 30,		June 30,		June 30,	June 30,
	2024		2023		2022		2021	2020
Net asset value, beginning of year	$8.65		$8.72		$9.74		$9.20	$9.93

Activity from investment operations:
Net investment income(1)	0.35		0.25		0.14		0.14	0.18
Net realized and unrealized gain (loss) on investments	0.16		(0.05)		(0.99)		0.55	(0.72)
Total from investment operations	0.51		0.20		(0.85)		0.69	(0.54)

Less distributions from:
Net investment income	(0.32)		(0.27)		(0.17)		(0.15)	(0.19)
Total distributions	(0.32)		(0.27)		(0.17)		(0.15)	(0.19)

Net asset value, end of year	$8.84		$8.65		$8.72		$9.74	$9.20

Total return(2)	5.93%		2.35%		(8.87)%		7.50%	(5.54)%

Net assets, at end of year (000s)	$67,193		$36,474		$42,439		$54,631	$77,885

Ratio of expenses to average net assets(3)	1.52	%(5)	1.57	%(5)	1.51	%(5)	1.45%	1.36%
Ratio of net investment income to average net assets(3,4)	3.96	%(5)	2.95	%(5)	1.54	%(5)	1.43%	1.80%
Portfolio Turnover Rate	340%		430%		545%		205%	221%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(2)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.
(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Including fees waived by the Advisor for investments in affiliates. Excluding fees waived for investments in affiliates, the following ratios would have been:
Expenses to average net assets	1.53%	1.60%	1.53%	N/A	N/A

Net investment income to average net assets	3.95%	2.92%	1.52%	N/A	N/A

52

Donoghue Forlines Dividend Fund
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$8.20	$8.56	$9.15	$7.01	$8.43

Activity from investment operations:
Net investment income(1)	0.11	0.12	0.15	0.13	0.13
Net realized and unrealized gain (loss) on investments	0.58	(0.36)	(0.58)	2.35	(1.41)
Total from investment operations	0.69	(0.24)	(0.43)	2.48	(1.28)

Less distributions from:
Net investment income	(0.12)	(0.12)	(0.16)	(0.34)	(0.14)
Total distributions	(0.12)	(0.12)	(0.16)	(0.34)	(0.14)

Paid-in-Capital From Redemption Fees(1)	-	-	-	-	0.00 (2)

Net asset value, end of year	$8.77	$8.20	$8.56	$9.15	$7.01

Total return(3)	8.44%	(2.81)%	(4.82)%	36.34%	(15.48)%

Net assets, at end of year (000s)	$6,184	$7,982	$11,406	$14,488	$17,009

Ratio of expenses to average net assets before fee waivers/recapture(4)	2.26%	2.02%	1.81%	1.83%	1.66%
Ratio of net expenses to average net assets after fee waivers/recapture(4,5)	2.25%	2.02%	1.81%	1.83%	1.66%
Ratio of net investment income to average net assets(4,5)	1.36%	1.36%	1.66%	1.65%	1.70%
Portfolio Turnover Rate	285%	193%	156%	309%	253%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(2)	Amount is less than $0.01.
(3)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.
(4)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(5)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
53

Donoghue Forlines Dividend Fund
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$8.13	$8.49	$9.08	$6.94	$8.38

Activity from investment operations:
Net investment income(1)	0.05	0.05	0.08	0.07	0.07
Net realized and unrealized gain (loss) on investments	0.57	(0.35)	(0.58)	2.33	(1.41)
Total from investment operations	0.62	(0.30)	(0.50)	2.40	(1.34)

Less distributions from:
Net investment income	(0.06)	(0.06)	(0.09)	(0.26)	(0.10)
Total distributions	(0.06)	(0.06)	(0.09)	(0.26)	(0.10)

Net asset value, end of year	$8.69	$8.13	$8.49	$9.08	$6.94

Total return(2)	7.63%	(3.58)%	(5.58)%	35.42%	(16.15)%

Net assets, at end of year (000s)	$3,944	$4,987	$6,729	$9,174	$12,788

Ratio of expenses to average net assets before fee waivers/recapture(3)	3.01%	2.77%	2.56%	2.58%	2.41%
Ratio of net expenses to average net assets after fee waivers/recapture(3)	3.00%	2.77%	2.56%	2.58%	2.41%
Ratio of net investment income to average net assets(3,4)	0.60%	0.60%	0.90%	0.89%	0.96%
Portfolio Turnover Rate	285%	193%	156%	309%	253%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(2)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.
(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

54

Donoghue Forlines Dividend Fund
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30,		June 30,		June 30,	June 30,	June 30,
	2024		2023		2022	2021	2020
Net asset value, beginning of year	$8.15		$8.52		$9.11	$6.99	$8.39

Activity from investment operations:
Net investment income(1)	0.13		0.14		0.18	0.15	0.15
Net realized and unrealized gain (loss) on investments	0.59		(0.37)		(0.59)	2.34	(1.40)
Total from investment operations	0.72		(0.23)		(0.41)	2.49	(1.25)

Less distributions from:
Net investment income	(0.14)		(0.14)		(0.18)	(0.37)	(0.15)
Total distributions	(0.14)		(0.14)		(0.18)	(0.37)	(0.15)

Net asset value, end of year	$8.73		$8.15		$8.52	$9.11	$6.99

Total return(2)	8.89	%(3)	(2.68	)%(3)	(4.60)%	36.60%	(15.19)%

Net assets, at end of year (000s)	$12,042		$17,228		$19,314	$24,408	$28,164

Ratio of expenses to average net assets before fee waivers/recapture(4)	2.01%		1.77%		1.56%	1.58%	1.41%
Ratio of net expenses to average net assets after fee waivers/recapture(4)	2.00%		1.77%		1.56%	1.58%	1.41%
Ratio of net investment income to average net assets(4,5)	1.60%		1.63%		1.90%	1.89%	1.95%
Portfolio Turnover Rate	285%		193%		156%	309%	253%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(2)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.
(3)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(4)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(5)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

55

Donoghue Forlines Momentum Fund
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$10.88	$10.49	$12.32	$7.76	$10.38

Activity from investment operations:
Net investment loss(1)	(0.15)	(0.08)	(0.15)	(0.10)	(0.06)
Net realized and unrealized gain (loss) on investments	3.23	0.47	(1.68)	4.66	(2.11)
Total from investment operations	3.08	0.39	(1.83)	4.56	(2.17)

Less distributions from:
Net realized gains	-	-	-	-	(0.45)
Return of capital	-	-	-	-	(0.00	)(2)
Total distributions	-	-	-	-	(0.45)

Net asset value, end of year	$13.96	$10.88	$10.49	$12.32	$7.76

Total return(3)	28.31%	3.72%	(14.85)%	58.76%	(21.99)%

Net assets, at end of year (000s)	$872	$864	$1,088	$1,555	$1,314

Ratio of expenses to average net assets before fee waivers/recapture(4)	3.05%	3.05%	2.64%	2.46%	1.97%
Ratio of net expenses after waiver/recapture to average net assets(4)	2.25%	2.25%	2.25%	2.25%	1.97%
Ratio of net investment loss to average net assets(4,5)	(1.30)%	(0.76)%	(1.23)%	(0.98)%	(0.56)%
Portfolio Turnover Rate	214%	296%	222%	400%	428%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(2)	Amount is less than $0.01.
(3)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.
(4)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(5)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

56

Donoghue Forlines Momentum Fund
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2024		2023	2022	2021	2020
Net asset value, beginning of year	$10.35		$10.06	$11.90	$7.55	$10.19

Activity from investment operations:
Net investment loss(1)	(0.23)		(0.15)	(0.22)	(0.17)	(0.13)
Net realized and unrealized gain (loss) on investments	3.06		0.44	(1.62)	4.52	(2.06)
Total from investment operations	2.83		0.29	(1.84)	4.35	(2.19)

Less distributions from:
Net realized gains	-		-	-	-	(0.45)
Return of capital	-		-	-	-	(0.00	)(2)
Total distributions	-		-	-	-	(0.45)

Net asset value, end of year	$13.18		$10.35	$10.06	$11.90	$7.55

Total return(3)	27.34	%(6)	2.88%	(15.46)%	57.62%	(22.61)%

Net assets, at end of year (000s)	$619		$605	$796	$1,205	$2,223

Ratio of expenses to average net assets before fee waivers(4)	3.80%		3.80%	3.39%	3.21%	2.72%
Ratio of net expenses after waiver to average net assets(4)	3.00%		3.00%	3.00%	3.00%	2.72%
Ratio of net investment loss to average net assets(4,5)	(2.05)%		(1.51)%	(1.94)%	(1.76)%	(1.35)%
Portfolio Turnover Rate	214%		296%	222%	400%	428%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(2)	Amount is less than $0.01.
(3)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.
(4)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment
(5)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

57

Donoghue Forlines Momentum Fund
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$11.04	$10.62	$12.44	$7.82	$10.42

Activity from investment operations:
Net investment loss(1)	(0.13)	(0.05)	(0.12)	(0.07)	(0.03)
Net realized and unrealized gain (loss) on investments	3.29	0.47	(1.70)	4.69	(2.12)
Total from investment operations	3.16	0.42	(1.82)	4.62	(2.15)

Less distributions from:
Net realized gains	-	-	-	-	(0.45)
Return of capital	-	-	-	-	(0.00	)(2)
Total distributions	-	-	-	-	(0.45)

Net asset value, end of year	$14.20	$11.04	$10.62	$12.44	$7.82

Total return(3)	28.62%	3.95%	(14.63)%	59.08%	(21.70)%

Net assets, at end of year (000s)	$8,590	$7,990	$9,361	$13,344	$14,110

Ratio of expenses to average net assets before fee waivers/recapture(4)	2.80%	2.80%	2.39%	2.21%	1.72%
Ratio of net expenses after waiver/recapture to average net assets(4)	2.00%	2.00%	2.00%	2.00%	1.72%
Ratio of net investment loss to average net assets(4,5)	(1.06)%	(0.51)%	(0.95)%	(0.74)%	(0.31)%
Portfolio Turnover Rate	214%	296%	222%	400%	428%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(2)	Amount is less than $0.01.
(3)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.
(4)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying
(5)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
58

Donoghue Forlines Risk Managed Income Fund
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2024		2023	2022	2021	2020
Net asset value, beginning of year	$9.81		$9.82	$10.14	$9.53	$9.93

Activity from investment operations:
Net investment income(1)	0.87		0.17	0.17	0.25	0.30
Net realized and unrealized gain (loss) on investments	0.02		0.05	(0.38)	0.63	(0.51)
Total from investment operations	0.89		0.22	(0.21)	0.88	(0.21)

Less distributions from:
Net investment income	(0.83)		(0.23)	(0.11)	(0.27)	(0.19)
Total distributions	(0.83)		(0.23)	(0.11)	(0.27)	(0.19)

Net asset value, end of year	$9.87		$9.81	$9.82	$10.14	$9.53

Total return(2)	9.42	%(6)	2.23%	(2.14)%	9.25%	(2.14)%

Net assets, at end of year (000s)	$121	(3)	$110	$20	$106	$97

Ratio of expenses to average net assets(4)	1.37%		1.33%	1.32%	1.41%	1.40%
Ratio of net investment income to average net assets(4,5)	8.77%		1.71%	1.66%	2.50%	3.00%
Portfolio Turnover Rate	126%		404%	358%	148%	412%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(2)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.
(3)	Less than $1,000.
(4)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(5)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

59

Donoghue Forlines Risk Managed Income Fund
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C
	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	June 30,		June 30,	June 30,	June 30,		June 30,
	2024		2023	2022	2021		2020
Net asset value, beginning of year	$9.55		$9.71	$10.04	$9.42		$9.86

Activity from investment operations:
Net investment income(1)	0.64		0.24	0.06	0.18		0.15
Net realized and unrealized gain (loss) on investments	0.02		(0.18)	(0.34)	0.61		(0.44)
Total from investment operations	0.66		0.06	(0.28)	0.79		(0.29)

Less distributions from:
Net investment income	(0.70)		(0.22)	(0.05)	(0.17)		(0.15)
Total distributions	(0.70)		(0.22)	(0.05)	(0.17)		(0.15)

Net asset value, end of year	$9.51		$9.55	$9.71	$10.04		$9.42

Total return(2)	7.16	%(5)	0.67%	(2.84)%	8.58	%(5)	(2.94)%

Net assets, at end of year (000s)	$723		$662	$679	$722		$531

Ratio of expenses to average net assets(3)	2.12%		2.08%	2.07%	2.16%		2.15%
Ratio of net investment income to average net assets(3,4)	6.70%		2.52%	0.58%	1.77%		1.57%
Portfolio Turnover Rate	126%		404%	358%	148%		412%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(2)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.
(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in
(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the
(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

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Donoghue Forlines Risk Managed Income Fund
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$9.63	$9.79	$10.12	$9.51	$9.97

Activity from investment operations:
Net investment income(1)	0.75	0.33	0.14	0.28	0.27
Net realized and unrealized gain (loss) on investments	0.02	(0.17)	(0.34)	0.63	(0.46)
Total from investment operations	0.77	0.16	(0.20)	0.91	(0.19)

Less distributions from:
Net investment income	(0.80)	(0.32)	(0.13)	(0.30)	(0.27)
Total distributions	(0.80)	(0.32)	(0.13)	(0.30)	(0.27)

Net asset value, end of year	$9.60	$9.63	$9.79	$10.12	$9.51

Total return(2)	8.24%	1.67%	(1.96)%	9.61%	(1.93)%

Net assets, at end of year (000s)	$87,604	$90,831	$87,675	$63,391	$56,331

Ratio of expenses to average net assets(3)	1.12%	1.08%	1.07%	1.16%	1.15%
Ratio of net investment income to average net assets(3,4)	7.70%	3.40%	1.37%	2.76%	2.79%
Portfolio Turnover Rate	126%	404%	358%	148%	412%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(2)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.
(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

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PRIVACY NOTICE

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

  Social Security number and wire transfer instructions
  account transactions and transaction history

•       investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300
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What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•   open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.
63

Donoghue Forlines Funds

Adviser	Donoghue Forlines LLC One International Place, Suite 310 Boston, MA 02110	Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 695 Town Center Drive, Suite 1000 Costa Mesa, CA 92626	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	U.S. Bank, N.A. 1555 N. River Center Drive Milwaukee, WI 53212	Transfer Agent	Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474

Additional information about the Funds is included in the Funds’ Statement of Additional Information dated October 28, 2024 (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-877-779-7462 or visit www.donoghueforlinesfunds.com. You may also write to:

Donoghue Forlines Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, NE 68154

or over night

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022-3474

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-2172030

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Donoghue Forlines Tactical Allocation Fund			Donoghue Forlines Tactical Income Fund
Class	A:	GTAAX	Class	A:	PWRAX
Class	C:	GLACX	Class	C:	PWRCX
Class	I:	GTAIX	Class	C:	PWRIX

Donoghue Forlines Dividend Fund			Donoghue Forlines Momentum Fund
Class	A:	PWDAX	Class	A:	MOJAX
Class	C:	PWDCX	Class	C:	MOJCX
Class	I:	PWDIX	Class	I:	MOJOX

Donoghue Forlines Risk Managed Income Fund
Class	A:	FLOAX
Class	C:	FLOCX
Class	I:	FLOTX

Each a Series of Northern Lights Funds Trust

STATEMENT OF ADDITIONAL INFORMATION

October 28, 2024

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the Donoghue Forlines Tactical Allocation Fund, Donoghue Forlines Tactical Income Fund, Donoghue Forlines Dividend Fund, Donoghue Forlines Momentum Fund, and Donoghue Forlines Risk Managed Income Fund (the "Funds") dated October 28, 2024, as supplemented. The Funds' Prospectus is hereby incorporated by reference, which means it is legally part of this SAI. You can obtain copies of the Funds' Prospectus, annual or semi-annual report without charge by contacting the Funds' Transfer Agent, Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474 or by calling toll-free 1-877-779-7462. You may also obtain a Prospectus by visiting www.donoghueforlinesfunds.com.

TABLE OF CONTENTS

THE FUNDS	1
TYPES OF INVESTMENTS	2
INVESTMENT RESTRICTIONS	27
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	29
MANAGEMENT	30
CONTROL PERSONS AND PRINCIPAL HOLDERS	37
INVESTMENT ADVISER	42
DISTRIBUTION OF SHARES	46
PORTFOLIO MANAGERS	52
ALLOCATION OF PORTFOLIO BROKERAGE	54
PORTFOLIO TURNOVER	55
OTHER SERVICE PROVIDERS	56
DESCRIPTION OF SHARES	61
ANTI-MONEY LAUNDERING PROGRAM	61
PURCHASE, REDEMPTION AND PRICING OF SHARES	62
TAX STATUS	66
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	72
LEGAL COUNSEL	72
FINANCIAL STATEMENTS	72
APPENDIX A – DESCRIPTION OF BOND RATINGS	73
APPENDIX B –ADVISER'S PROXY VOTING POLICIES AND PROCEDURES	76

THE FUNDS

The Donoghue Forlines Tactical Allocation Fund, Donoghue Forlines Tactical Income Fund, Donoghue Forlines Dividend Fund, Donoghue Forlines Momentum Fund, and the Donoghue Forlines Risk Managed Income Fund (each a “Fund” and collectively the “Funds”) are diversified series of Northern Lights Funds Trust, a Delaware statutory trust organized on January 19, 2005 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).

The Funds may issue unlimited numbers of shares of beneficial interest. All shares of the Funds have equal rights and privileges. Each share of the Funds is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Funds is entitled to participate equally with other shares (i) in dividends and distributions declared by the Funds and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Funds are comprised of three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different distribution fees; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

Donoghue Forlines LLC (the “Adviser”) is the Funds’ investment adviser. The Funds’ investment objective, restrictions and policies are more fully described here and in the Prospectus. The Board may start other series and offer shares of a new Funds under the Trust at any time. The Board may classify and reclassify the shares of the Funds into additional classes at a future date.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

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TYPES OF INVESTMENTS

The investment objective of the Funds and a description of their principal investment strategies are set forth under each “Fund’s Summary” in the Prospectus. The Funds’ investment objectives are not “Fundamental” and may be changed without the approval of a majority of its outstanding voting securities, however, shareholders will be given at least 60 days’ notice of such a change.

The following information describes securities in which the Funds may invest and their related risks.

EQUITY SECURITIES

Equity securities include common stock and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

The Funds may invest in convertible securities and non-investment grade convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

2

Warrants

The Funds may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Refer to Appendix A for a description of preferred stock and long- and short-term debt ratings.

DERIVATIVES

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical

3

underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Options on Futures Contracts

The Funds may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Funds, has filed with the National Futures Association, a notice claiming an exemption from the definition of the term "commodity pool operator" in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds’ operations. Accordingly, the Funds are not subject, nor will they be subject, to registration or regulation as a commodity pool operator under the CEA.

Options On Securities

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indexes, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior

4

to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indexes may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Business Equipment Quota Index. Options on stock indexes are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, and the Philadelphia Stock Exchange.

The Funds’ obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, that Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-

5

the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indexes will be subject to the ability of the adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities that would result in a loss on both such securities and the options on stock indexes acquired by a Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that a Fund has purchased) expose the Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. A Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, a Fund will segregate assets to cover transactions in which the Fund writes or sells options.

6

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

Dealer Options

The Funds may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, a Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Funds may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

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Swap Agreements

The Funds may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of a Fund's portfolio.

Whether a Fund's use of swap agreements enhance a Fund's total return will depend on the adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund's adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under a Fund's repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

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Certain Investment Techniques and Derivatives Risks.

When the adviser of a Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to a Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund. Derivatives are used to limit risk in a Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

FIXED INCOME/DEBT/BOND SECURITIES

Yields on fixed income securities, which the Funds define to include preferred stock, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Funds will be subjected to risk even if all fixed income securities in the Funds' portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's

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creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Funds may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Funds may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Funds are subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Funds (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these

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securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

At times, some of the mortgage-backed securities in which the Funds may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Funds to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

The Funds may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of Funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain Funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of Funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

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Time Deposits and Variable Rate Notes

The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Funds to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Funds as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Funds has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Funds and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Funds’ adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Funds’ investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Exchange Traded Notes

The Funds may invest in exchange-traded notes ("ETNs"), which are a type of debt security that is typically unsecured and unsubordinated. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, and typically, no periodic coupon payments are distributed and no principal protections exists, even at maturity. As debt securities, ETNs do not own the underlying commodity or other index they are tracking. The purpose of ETNs is to create a type of security that combines both the aspects of bonds and exchange-traded funds ("ETFs"). Similar to ETFs, ETNs are traded on a major exchange, such as the New York Stock Exchange during normal trading hours. However, investors such as the Funds can also hold the debt security until maturity. At that time, the issuer will pay the investor a cash amount that would be equal to principal amount times the return of a benchmark index, less any fees or other reductions. Because fees reduce the amount of return at maturity or upon redemption, if the value of the underlying decreases or does not increase significantly, a Fund may receive less than the principal amount of investment at maturity or upon redemption.

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. Although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary

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market will exist for an ETN. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

Insured Bank Obligations

The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Funds may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

High Yield Securities

The Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Funds would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information

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for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Funds may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Funds’ investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking Funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds sold without registration under the Securities Act of 1933, as amended, usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Funds may hold such common stock and other securities even if it does not invest in such securities.

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Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain Funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain Funding for privately operated facilities or projects.  Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Funds determines that an investment in any such type of obligation is consistent with the Funds’ investment objectives.  Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal.  Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term Funding requirements of state, regional and local governments.  Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract.  They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets.  The Funds may invest in Underlying funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See “Participation Interests” section). States have different requirements for issuing municipal debt and issuing municipal leases.  Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless Funds have been appropriated for this purpose each year.  Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes.  Accordingly, such obligations are subject to “non-appropriation” risk.  Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Funds may also invest in Treasury Inflation-Protected Securities (TIPS).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain

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interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of

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insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indexes: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indexes include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill

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rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Preferred Stock

The Funds define preferred stock as a form of fixed income security because it has similar features to other forms of fixed income securities. Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks include a lack of voting rights and the Funds' adviser may incorrectly analyze the security, resulting in a loss to the Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.  Preferred stock may also be convertible in the common stock of the issuer.  Convertible securities may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. A convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock. In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation. The Fund may invest in preferred stock with any or no credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock market value may change based on changes in interest rates.

Foreign Securities

A Fund may invest in securities of foreign issuers and ETF and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities

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exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities. A Fund may purchase securities of emerging market issuers and ETFs and other closed end funds that invest in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

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Depositary Receipts. A Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described above regarding foreign securities apply to investments in ADRs.

Illiquid and Restricted Securities

The Funds may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Funds might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The underlying funds might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc.

Under guidelines adopted by the Board, the adviser of the Funds may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and

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prospects of the issuer. In the case of commercial paper, the adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Funds’ adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Funds' assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Investment Companies

The Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds (also referred to as "Underlying Funds"). The 1940 Act provides that the mutual funds may not: (1) purchase more than 3% of an investment company's outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the "5% Limit"), and (3) invest more than 10% of its assets in investment companies overall (the "10% Limit"), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4 permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters is effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).

In addition, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

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Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, pursuant to Section 12(d)(1)(F) provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the FINRA for funds of funds.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission ("SEC"). In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Underlying Funds are made independently of the Fund and its Adviser. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. The Funds may invest its assets in "closed-end" investment companies (or “closed-end Funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses the Funds would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end funds in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end funds' proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Funds purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end funds shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end funds purchased by the Funds will ever decrease. In fact, it is possible that

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this market discount may increase and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Funds' shares. Similarly, there can be no assurance that any shares of a closed-end funds purchased by the Funds at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end Funds’ common shares in an attempt to enhance the current return to such closed-end Funds’ common shareholders. The Funds' investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (“NAV”) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETFs in which the Funds invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to principally invest may be granted licenses by agreement to use the indexes as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Funds believe that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Funds invest in a sector product, the Funds are subject to the risks associated with that sector.

Lending Portfolio Securities

For the purpose of achieving income, the Funds may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Funds may at any time call the loan and obtain the return of securities loaned, (3) the Funds will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Funds.

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Real Estate Investment Trusts

The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Repurchase Agreements

A Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to a Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at

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all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by a Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while a Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

When-Issued, Forward Commitments and Delayed Settlements

The Funds may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Funds may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Funds’ commitment. It may be expected that the Funds' net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Funds will segregate liquid assets to satisfy its purchase commitments in the manner described, the Funds’ liquidity and the ability of the Funds' adviser to manage them may be affected in the event the Funds’ forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Funds on the settlement date. In these cases, the Funds may realize a taxable capital gain or loss. When the Funds engage in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Funds starting on the day the Funds agrees to purchase the securities. The Funds do not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Short Sales

A Fund may sell securities short, including ETFs. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

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When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. A Fund is required to make a margin deposit in connection with such short sales; a Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, a Fund will incur a loss; conversely, if the price declines, a Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Fund does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 50% of the value of a Fund's net assets. This percentage may be varied by action of the Board. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Reverse Repurchase Agreements

In a reverse repurchase agreement, a Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which a Fund is obligated to repurchase them. Reverse repurchase agreements may increase fluctuations in the Fund’s NAV and may be viewed as a form of borrowing by a Fund.

Borrowing

In the event that the Fund engages in any borrowings and such borrowings exceed the limits of Section 18 of the 1940 Act, the Fund will reduce its borrowings within three days in order to comply with such limits.

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INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Funds which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Funds represented at a meeting, if the holders of more than 50% of the outstanding shares of the Funds are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Funds.

1. Borrowing Money. The Funds will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Funds; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Funds’ total assets at the time when the borrowing is made.

2. Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Funds, provided that the Funds’ engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Funds may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Funds from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Funds will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Funds will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

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THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1. Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Funds will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Funds will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Funds for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4. Illiquid Investments. The Funds will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on the Funds’ investments is adhered to at the time an investment is made, a subsequent change in the percentage of Funds assets invested in certain securities or other instruments, or change in average duration of the Funds’ investment portfolio, resulting from changes in the value of the Funds’ total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to interpretations of the SEC or its staff described in fundamental restriction number 2 above, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act, which prohibits mutual funds from issuing senior securities. Under the 1940 Act, a mutual fund may borrow from a bank, provided that immediately after any such borrowing there is an asset coverage of at least 300 percent for all borrowings; or from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. However, rather than rigidly deeming all such practices outside of bank borrowing as impermissible forms of issuing a "senior security" under Section 18(f), the SEC and its staff through interpretive releases, including Investment Company Act Release No. 10666 (April 18, 1979), and no-action letters has developed an evolving series of methods by which a fund may address senior security issues. In particular, the common theme in this line of guidance has been to use methods of "covering" fund obligations that might otherwise create a senior security-type obligation by holding sufficient liquid assets that permit a fund to meet potential trading and derivative-related obligations. Thus, a potential Section 18(f) senior security limitation is not applicable to activities that might be deemed to involve a form of the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

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POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Funds' portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Funds shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Funds will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. The Funds may also disclose its portfolio holdings by mailing a quarterly report to its shareholders. In addition, the Funds will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Funds may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Funds' portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-Q. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential and to not trade on any material non-public information.

·	The Adviser. Personnel of the Funds' adviser, including personnel responsible for managing the Funds' portfolio, may have full daily access to Funds portfolio holdings because that information is necessary in order for the adviser to provide its management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio manager in the trading of such securities, adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.
·	Ultimus Fund Solutions. Ultimus Fund Solutions, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds' portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Trust.

·	U.S. Bank. U.S. Bank, NA is custodian for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Trust.

·	Deloitte & Touche LLP. Deloitte & Touche LLP is the Funds’ registered independent public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in
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connection with auditing of the Funds’ annual financial statements and providing assistance and consultation in connection with SEC filings.

·	Orion Advisor Services, LLC. Orion Advisor Services, LLC provides back-office account support and account performance services to the Adviser; therefore, its personnel have full daily access to the portfolio holdings of the Adviser’s clients, including the Funds, because that information is necessary in order for Orion to provide the agreed-upon services.

·	Thompson Hine LLP. Thompson Hine LLP is counsel to the Funds; therefore its personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

·	Counsel to the Independent Trustees. Counsel to the Independent Trustees and its personnel have access to the Funds’ portfolio holdings in connection with review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

·	Derivatives Risk Consultant. The Trust has engaged a derivatives risk consultant (“Consultant”) to consult with the Board, and the advisers to certain series of the Trust, regarding the effectiveness of derivatives risk management. The Consultant therefore may have access to the Funds’ portfolio holdings in order to provide such services to the Trust.

Additions to List of Approved Recipients. The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential and to not trade on any material non-public information. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures. The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of six (6) individuals all of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser, any investment adviser to any series of the Trust, or the Funds’ principal underwriter (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting

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Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Anthony Hertl, an Independent Trustee, who has served as the Chairman of the Board since July 2013. The Board is comprised of Mr. Hertl and five (5) additional Independent Trustees. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by its shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board has a standing independent Audit Committee with a separate chair, Mark H. Taylor. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Anthony J. Hertl has over 20 years of business experience in the financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves or has served as a member of other mutual fund boards outside of the group of Funds managed by the Adviser (the “Fund Complex”) and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.

Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Master’s degree in Education Administration, is a Certified Financial Planner, serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong

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understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.

Mark H. Taylor holds PhD, Masters and Bachelors degrees in Accountancy, is a licensed Certified Public Accountant and has over 30 years of academic and professional experience in the accounting and auditing fields, all of which make him particularly qualified to chair the Trust’s Audit Committee. Dr. Taylor is the Director of the Lynn Pippenger School of Accountancy at the Muma College of Business at the University of South Florida and is serving a three-year term as President of the American Accounting Association (AAA) since August 2022 (President-Elect 2022-2023, President 2023-2024; Past President 2024-2025). Dr. Taylor previously served as AAA Vice President-Finance, and as President of the Auditing Section of the AAA. Dr. Taylor serves as a member of three other mutual fund boards within the Northern Lights Fund Complex. He served a three-year term on the AICPA’s Auditing Standards Board (2010-2012) and previously completed a fellowship in the Professional Practice Group of the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission. Dr. Taylor is a member of two research teams that have received grants from the Center for Audit Quality to study how accounting firms’ tone-at-the top messaging impacts audit performance and how auditors manage the process of auditing fair value measurements and other complex estimates in financial statements. Dr. Taylor has published extensively in leading academic accounting journals, has teaching interests in corporate governance and accounting policy as well as auditing and assurance services at the graduate and undergraduate levels, and possesses a strong understanding of the regulatory framework under which investment companies operate.

John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. (“Merrill Lynch”). Mr. Palancia holds a Bachelor of Science degree in Economics. He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch. Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards.

Mark D. Gersten has more than 30 years of experience in the financial services industry, having served in executive roles at AllianceBernstein LP and holding key industry positions at Prudential-Bache Securities and PriceWaterhouseCoopers. He also serves as a member of two other mutual fund boards outside of the Fund Complex. Mr. Gersten is a certified public accountant and holds an MBA in accounting. Like other Trustees, his experience has given him a strong understanding of the regulatory framework under which investment companies operate.

Mark S. Garbin has more than 30 years of experience in corporate balance sheet and income statement risk management for large asset managers, serving as Managing Principal of Coherent Capital Management LLC since 2007. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. He is both a Chartered Financial Analyst and Professional Risk Manager charterholder and holds advanced degrees in international business. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

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The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5

Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); iDirect Private Markets Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018); Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021); and Caryle Credit Income Fund (since July 2023)

Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	5

Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust

(2012 to 2017).

Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	5

Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust

(2007-2019).

Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5

Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).

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Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013

PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) since August 2022 (President-Elect 2022-2023, President 2023-2024; Past President 2024-2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission

(2005-2006); Center for Audit Quality research grants (2014, 2012).

5

Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust

(since 2007).

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President, Principal Executive Officer Since June 2017

Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020);Vice President of The Ultimus Group, LLC (since 2019);

Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019);Treasurer of the Trust (2006-June 2017).

			N/A	N/A
Timothy Burdick Born in 1986	Vice President Since November 2023

Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2023); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022-2023); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019-2022).

			N/A	N/A
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James Colantino Born in 1969	Treasurer, Principal Accounting Officer Since June 2017

Senior Vice President Fund Administration, Ultimus Fund Solutions, LLC (since 2020);

Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).

		N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017

Assistant Secretary of the Trust (2012-February 2017);

Director, Ultimus Fund Solutions, LLC (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).

		N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021

Chief Compliance Officer, of the Trust

(since January 2021);

Vice President-Senior Compliance Officer, NLCS (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current);

Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).

		N/A	N/A

*The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**As of August 31, 2024, the Trust was comprised of 69 active funds managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder

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nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the past fiscal year, the Audit Committee held eleven meetings.

Compensation

Effective January 1, 2024, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $50,000, allocated among each of the various portfolios comprising the Trust and Northern Lights Variable Trust (together, the “Trusts”), a separate registrant that shares a common board with the Trust, for his attendance at the regularly scheduled meetings of the Board, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. In addition to which, the Chairman of the Board receives a quarterly fee of $13,750 and the Audit Committee Chairman receives a quarterly fee of $10,000.

Prior to January 1, 2024, each Trustee who was not affiliated with the Trusts or an investment adviser to any series of the Trusts received a quarterly fee of $48,750, allocated among each of the various portfolios comprising the Trusts. In addition to the quarterly fees and reimbursements, the Chairman of the Board previously received a quarterly fee of $13,750 and the Audit Committee Chairman receives a quarterly fee of $10,000.

Additionally, in the event a meeting of the Board other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the applicable Trust or its investment adviser depending on the circumstances necessitating the Special Meeting.

None of the executive officers receive compensation from the Trusts.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended June 30, 2024. Each Independent Trustee attended all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Donoghue Forlines Tactical Allocation Fund	Donoghue Forlines Tactical Income Fund	Donoghue Forlines Dividend Fund	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement
Anthony J. Hertl	$3,006	$3,006	$3,006	None	None
Gary Lanzen	$2,532	$2,532	$2,532	None	None
Mark H. Taylor	$2,690	$2,690	$2,690	None	None
John V. Palancia	$2,532	$2,532	$2,532	None	None
Mark D. Gersten	$2,532	$2,532	$2,532	None	None
Mark Garbin	$2,532	$2,532	$2,532	None	None

Name and Position	Donoghue Forlines Momentum Fund	Donoghue Forlines Risk Managed Income Fund	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors
Anthony J. Hertl	$3,006	$3,006	None	None	$15,030
Gary Lanzen	$2,532	$2,532	None	None	$12,660
Mark H. Taylor	$2,690	$2,690	None	None	$13,450
John V. Palancia	$2,532	$2,532	None	None	$12,660
Mark D. Gersten	$2,532	$2,532	None	None	$12,660
Mark Garbin	$2,532	$2,532	None	None	$12,660
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Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Funds as of December 31, 2024.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Anthony J. Hertl	None	$50,000-$100,000
Gary Lanzen	None	None
John V. Palancia	None	None
Mark Taylor	None	None
Mark D. Gersten	None	$10,001-$50,000
Mark Garbin	None	$50,001-$100,000

Management Ownership

As of October 2, 2024, the Trustees and officers, as a group, owned less than 1.00% of the Funds’ outstanding shares and less than 1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to “control” a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

As of October 2, 2024, the following shareholders of record owned 5% or more of the outstanding shares of the Funds.

Donoghue Forlines Tactical Income Fund

Class A

Name & Address	Shares	Percentage of Share Class
Charles Schwab & Co., Attn: Mutual Funds Operations	19,645	6.73%
Sammons Financial Network LLC 4546 Corporate Drive Suite 100 West Des Moines, IA 50266	91,987	31.49%
Pershing LLC IRA FBO Patricia R P. O. Box 2052 Jersey City, NJ 07303-9998	19,786	6.77%

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Class C

Name & Address	Shares	Percentage of Share Class
Griffin, Cecilia &/James Griffin JT TEN PO Box 454 Columbia, CT 06237	16,937	21.01%
Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	5,902	7.32%
LPL Financial 4707 Executive Drive San Diego CA 92121-3091	9,809	12.17%
Constellaton Trust Co 1121 7th Ave W Mobridge, SD 57601	5,363	6.65%

Class I

Name & Address	Shares	Percentage of Share Class
Charles Schwab & Co ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	1,227,761	18.34%
MG Trust Company Cust. FBO for Advisor Trust, Inc. Kades-Margolis IRA MBD 717 17th Street, Suite 1300 Denver CO 80202	432,598	6.46%

Donoghue Forlines Dividend Fund

Class A

Name & Address	Shares	Percentage of Share Class
Charles Schwab & Co ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	72,863	10.56%
Sammons Financial Network LLC 4546 Corporate Drive Suite 100 West Des Moines, IA 50266	272,171	39.46%

Class C

Name & Address	Shares	Percentage of Share Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	24,415	5.69%
Constellation Trust Co 11103 Yucca Dr Austin, TX 78759	22,279	5.19%
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Class I

Name & Address	Shares	Percentage of Share Class
Charles Schwab & Co ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	9,284	5.19%
Matrix Trust Company Cust. FBO as Agent for Advisor Trust, Inc. Kades-Margolis IRA MBD 717 17th Street, Suite 1300 Denver CO 80202	319,888	7.03%
Capinco C/O US Bank Na 1555 N. Rivercenter Drive Ste. 302 Milwaukee WI 53212	440,953	9.69%

Donoghue Forlines Momentum Fund

Class A

Name & Address	Shares	Percentage of Share Class
Charles Schwab 101 Montgomery Street San Francisco, CA 94104	9,284	14.85%
LPL Financial 4707 Executive Drive San Diego CA 92121-3091	16,334	26.13%
IRA FBO Alan H Honn Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	4,699	7.52%
Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	3,812	6.10%
Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	3,676	5.88%
Pershing LLC P. O. Box 2052 Jersey City, NJ 07303-9998	3,811	6.10%
Pershing LLC Jersey City, NJ 07303-9998	3,927	6.28%

Class C

Name & Address	Shares	Percentage of Share Class
Cavallaro, Michael CUST FBO/Michael Attn Mutual Funds 211 Main ST, San Francisco, CA 94105	4,713	10.47%
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Constellaton Trust Co Cust FBO/Robert A Mcgreevey R/O Ira P O Box 31116 Las Vegas, NV 89173-1116	2,517	5.59%
Constellation Trust Co 13442 Saddleback Pass Bee Cave, TX 78738	2,846	6.32%
Constellation Trust Co Dale Dickson Ira 721 1st St Verona, PA 15147	2,801	6.22%
Constellation Trust Co Michael Cavallaro 111 Oakwood Cir Gibsonia, PA 15044	4,713	10.47%

Class I

Name & Address	Shares	Percentage of Share Class
Charles Schwab & Co ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	59,469	9.95%
LPL Financial 4707 Executive Drive San Diego, CA 92121	43,141	7.22%
Matrix Trust Company Cust. FBO as Agent for Advisor Trust, Inc. Kades-Margolis IRA MBD 717 17th Street, Suite 1300 Denver CO 80202	118,932	19.90%
Matrix Trust Company Cust. FBO as Agent for Advisor Trust, Inc. Kades-Margolis 403b MBD 717 17th Street, Suite 1300 Denver CO 80202	241,076	40.34%

Donoghue Forlines Risk Managed Income Fund

Class A

Name & Address	Shares	Percentage of Share Class
Thompson, Jeffrey R 5 Little Hollow Lane Groton, MA 01450	12	100%

Class C

Name & Address	Shares	Percentage of Share Class
Constellation Trust CO Cust Fbo/Hanif Mukhida IRA 7192 W Trails Dr Glendale, AZ 85308-9578	4,792	7.77%
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Constellation Trust CO Cust FBO/Timothy L Carnes IRA 10642 W Mimosa Dr. Sun City, AZ 85373	21,413	34.71%
Morgan Stanley & Co 1 New York PLZ 12th FL New York, NY 10004	21,392	34.67%
Pershing LLC P. O. BOX 2052 Jersey City, NJ 07303-9998	6,863	11.12%

Class I

Name & Address	Shares	Percentage of Share Class
Charles Schwab & Co ATTN Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	755,775	14.35%
LPL Financial 4707 Executive Drive San Diego CA 92121-3091	285,848	5.43%
Matrix Trust Company Cust. FBO Kades-Margolis 403B MBD 717 17th Street, Suite 1300 Denver CO 80202	282,984	5.37%

Donoghue Forlines Tactical Allocation

Class A

Name & Address	Shares	Percentage of Share Class
Charles Schwab Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104	61,206	19.66%
Pershing LLC IRA FBO Rita F Keyes P. O. Box 2052 Jersey City, NJ 07303	20,216	6.50%
Pershing LLC P. O. BOX 2052 Jersey City, NJ 07303-9998	51,502	16.55%
Pershing LLC P. O. BOX 2052 Jersey City, NJ 07303-9998	18,190	5.84%
Pershing LLC P. O. BOX 2052 Jersey City, NJ 07303-9998	18,762	6.03%

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Class C

Name & Address	Shares	Percentage of Share Class
Eyherabide, Rose-Ann OD/AZ/Subject To Sta Tod Rules 17133 W Glendale Ave Waddell, AZ 85355	26,554	45.06%
Pershing LLC IRA FBO DANIEL W F P. O. Box 2052 Jersey City, NJ 07303	3,319	5.63%
Pershing LLC John C. Dennis P. O. Box 2052 Jersey City, NJ 07303	5,022	8.52%
Pershing LLC Debra Bird P. O. Box 2052 Jersey City, NJ 07303	5,753	9.76%

Class I

Name & Address	Shares	Percentage of Share Class
Charles Schwab Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104	530,618	25.07%
Matrix Trust Co as Agent for Advisor Trust, Inc. Kades-Margolis IRA MBD 717 17th Street, Suite 1300 Denver CO 80202	427,305	20.19%
Matrix Trust Co as Agent for Advisor Trust, Inc. Kades-Margolis 403b MBD 717 17th Street, Suite 1300 Denver CO 80202	835,086	39.46%

INVESTMENT ADVISER

Donoghue Forlines LLC, One International Place, Suite 310, Boston, MA 02110 serves as investment adviser to the Funds (the "Adviser"). The Adviser was established in 1986, and also advises individuals, financial institutions, pension plans, other pooled investment vehicles and corporations in addition to the Funds. Minella Capital Management is deemed to control the Adviser by virtue of its majority ownership of its shares. Subject to the supervision and direction of the Trustees, the Adviser manages the Funds’ securities and investments in accordance with the Funds’ stated investment objectives and policies, makes investment decisions and places orders to purchase and sell securities on behalf of the Funds. The fee paid to the Adviser is governed by an investment advisory agreement ("Advisory Agreement") between the Trust, on behalf of the Funds and the Adviser.

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       Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in the Funds’ current Prospectus and SAI, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Funds and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Funds or the Adviser performing services relating to research, statistical and investment activities. A discussion regarding the basis for the Board’s renewal of the Advisory Agreement for the Funds is available in the semi-annual shareholder report dated December 31, 2023.

Pursuant to the Advisory Agreement, the Adviser receives a fee at the annual rate of 1.00% of the Funds’ average daily net assets, computed daily and payable monthly, except, Donoghue Forlines Tactical Allocation Fund, the Adviser receives a fee at the annual rate of 0.75% of the average daily net assets, computed daily and payable monthly and Donoghue Forlines Risk Managed Income Fund, the Adviser receives a fee at the annual rate of 0.65% of the average daily net assets, computed daily. The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least October 31, 2025, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser) will not exceed 2.25%, 3.00% and 2.00% of all Funds except, Donoghue Forlines Tactical Allocation Fund, will not exceed 1.45%, 2.20% and 1.20% of the average daily net assets for Class A, Class C, and Class I shares, respectively; subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and boost its performance.

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For the fiscal year ended June 30, 2022, the Adviser received a net advisory fee from each Fund in an amount below (as a percentage of each Fund’s average daily net assets):

FUND	FEE RECEIVED
Donoghue Forlines Tactical Allocation Fund	0.61%
Donoghue Forlines Tactical Income Fund	0.98%
Donoghue Forlines Dividend Fund	1.00%
Donoghue Forlines Momentum Fund	0.61%
Donoghue Forlines Risk Managed Income Fund	0.65%

For the fiscal year ended June 30, 2023, the Adviser received a net advisory fee from each Fund in an amount below (as a percentage of each Fund’s average daily net assets):

FUND	FEE RECEIVED
Donoghue Forlines Tactical Allocation Fund	0.44%
Donoghue Forlines Tactical Income Fund	0.97%
Donoghue Forlines Dividend Fund	1.00%
Donoghue Forlines Momentum Fund	0.20%
Donoghue Forlines Risk Managed Income Fund	0.65%

For the fiscal year ended June 30, 2024, the Adviser received a net advisory fee from each Fund in an amount below (as a percentage of each Fund’s average daily net assets):

FUND	FEE RECEIVED
Donoghue Forlines Tactical Allocation Fund	0.28%
Donoghue Forlines Tactical Income Fund	0.99%
Donoghue Forlines Dividend Fund	0.99%
Donoghue Forlines Momentum Fund	0.19%
Donoghue Forlines Risk Managed Income Fund	0.65%

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Funds. Under the terms of the Advisory Agreement, the Funds are responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Funds and of pricing the Funds’ shares, (d) the charges and expenses of legal counsel and independent accountants for the Funds, (e) brokerage commissions and any issue or transfer taxes chargeable to the Funds in connection with its securities transactions, (f) all taxes and corporate fees payable by the Funds to governmental agencies, (g) the fees of any trade association of which the Funds may be a member, (h) the cost of share certificates representing shares of the Funds, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Funds and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Funds’ registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of Trustees and officers of the Funds who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business.

The Advisory Agreement continued in effect for two (2) years initially and thereafter continues from year to year provided such continuance is approved at least annually by (a) a vote of the majority

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of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of each Funds. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

The Adviser may invest a Fund’s assets in other funds that are subadvised or advised by the Adviser. In such cases, the Adviser has voluntarily agreed to waive its advisory fee for the applicable Fund in an amount equal to the fee it receives from the other fund based on the Fund assets invested in the other fund. Additionally, the Adviser has entered into an arrangement with FCF Advisors LLC, a registered investment adviser, whereby the Adviser will receive a fee for marketing and support of certain other ETFs advised by FCF Advisors LLC.

Codes of Ethics

The Trust, the Adviser and the Distributor (as defined under the section entitled “The Distributor”) have each adopted respective codes of ethics under Rule 17j-1 under the 1940 Act (each a “Code”) that govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Trust’s Code, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Funds; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Funds to the Adviser and responsibility for voting proxies of securities held by the Funds to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Funds and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. A copy of the Adviser's Proxy Voting Policies is attached hereto as Appendix B.

More information. Information regarding how the Funds voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Funds at 1-877-779-7462 or sending an email to Fulfillment@ultimusfundsolutions.com; (2) on or through the Funds’ website at www.donoghueforlinesfunds.com; and (3) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-877-779-7462 and will be sent within three business days of receipt of a request.

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DISTRIBUTION OF SHARES

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Funds shares, will use reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Funds on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Funds. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Funds and may allow concessions to dealers that sell shares of the Funds. The Distributor receives the portion of the sales charge on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record. The Funds may make other payments, such as contingent deferred sales charges imposed on certain redemption of shares, which are separate and apart from payments made pursuant to the Plan (as defined below).

The following table sets forth the total compensation received by the Distributor from each Fund during the fiscal period ended June 30, 2022:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Donoghue Forlines Tactical Allocation Fund – Class A	$13	$0	$0	*
Donoghue Forlines Tactical Allocation Fund – Class C	$0	$0	$0	*
Donoghue Forlines Tactical Income Fund - Class A	$80	$0	$0	*
Donoghue Forlines Tactical Income Fund - Class C	$0	$0	$0	*
Donoghue Forlines Dividend Fund - Class A	$3,878	$0	$0	*
Donoghue Forlines Dividend Fund - Class C	$0	$0	$0	*
Donoghue Forlines Momentum Fund - Class A	$97	$0	$0	*
Donoghue Forlines Momentum Fund - Class C	$0	$0	$0	*
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Donoghue Forlines Risk Managed Income Fund – Class A	$0	$0	$0	*
Donoghue Forlines Risk Managed Income Fund – Class C	$0	$0	$0	*
* The Distributor received $40,092 from the Adviser as compensation for its distribution services to the Funds.
The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

The following table sets forth the total compensation received by the Distributor from each Fund during the fiscal period ended June 30, 2023:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Donoghue Forlines Tactical Allocation Fund – Class A	$39	$0	$0	*
Donoghue Forlines Tactical Allocation Fund – Class C	$0	$0	$0	*
Donoghue Forlines Tactical Income Fund - Class A	$155	$0	$0	*
Donoghue Forlines Tactical Income Fund - Class C	$0	$0	$0	*
Donoghue Forlines Dividend Fund - Class A	$758	$0	$0	*
Donoghue Forlines Dividend Fund - Class C	$0	$0	$0	*
Donoghue Forlines Momentum Fund - Class A	$0	$0	$0	*
Donoghue Forlines Momentum Fund - Class C	$0	$0	$0	*
Donoghue Forlines Risk Managed Income Fund – Class A	$0	$0	$0	*
Donoghue Forlines Risk Managed Income Fund – Class C	$0	$0	$0	*
* The Distributor received $41,094 from the Adviser as compensation for its distribution services to the Funds.
The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

The following table sets forth the total compensation received by the Distributor from each Fund during the fiscal period ended June 30, 2024:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Donoghue Forlines Tactical Allocation Fund – Class A	$19	$0	$0	*
Donoghue Forlines Tactical Allocation Fund – Class C	$0	$0	$0	*
Donoghue Forlines Tactical Income Fund - Class A	$265	$0	$0	*
Donoghue Forlines Tactical Income Fund - Class C	$0	$0	$0	*
Donoghue Forlines Dividend Fund - Class A	$25	$0	$0	*
Donoghue Forlines Dividend Fund - Class C	$0	$0	$0	*
Donoghue Forlines Momentum Fund - Class A	$0	$0	$0	*
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Donoghue Forlines Momentum Fund - Class C	$0	$0	$0	*
Donoghue Forlines Risk Managed Income Fund – Class A	$0	$0	$0	*
Donoghue Forlines Risk Managed Income Fund – Class C	$0	$0	$0	*

* The Distributor received $39,273 from the Adviser as compensation for its distribution services to the Funds.

The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plans

The Trust with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for each of the Funds’ Class A and Class C shares (the "Plans") pursuant to which the Funds is authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the respective Plans, a distribution and shareholder servicing fee at the rate of up to 0.25% for Class A share and up to 1.00% for Class C shares of each Funds’ average daily net assets attributable to the relevant class. Such fees are to be paid by the Funds monthly, or at such other intervals as the Board shall determine. There is no Plan for Class I shares. Such fees shall be based upon the Funds’ average daily net assets during the preceding month and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor. The Plans authorize payments to the Distributor as compensation for providing account maintenance services to Class A and Class C Funds shareholders, respectively, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided under the Plans by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Class A and Class C shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.

The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts expended pursuant to each of the Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

During the fiscal year ended June 30, 2022, Donoghue Forlines Tactical Allocation Fund paid $32,976 and $8,476 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively. During the fiscal year ended June 30, 2023, Donoghue Forlines Tactical Allocation Fund paid $23,382 and $6,803 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively. During the fiscal year ended June 30, 2024, Donoghue Forlines Tactical Allocation Fund paid $15,669 and $6,523 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively.

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For the fiscal period indicated below, the Donoghue Forlines Tactical Allocation Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by Donoghue Forlines Tactical Allocation Fund During the Fiscal Period Ended June 30, 2024
	Donoghue Forlines Tactical Allocation Fund Class A	Donoghue Forlines Tactical Allocation Fund Class C
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	$5,503	$0
Payment to dealers	$7,016	$6,521
Compensation to sales personnel	None	None
Other	$3,150	$2
Total	$15,669	$6,523

During the fiscal year ended June 30, 2022, Donoghue Forlines Tactical Income Fund paid $11,541 and $12,699 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively. During the fiscal year ended June 30, 2023, Donoghue Forlines Tactical Income Fund paid $8,208 and $10,068 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively. During the fiscal year ended June 30, 2024, the Donoghue Forlines Tactical Income Fund paid $7,343 and $9,191 for Class A and Class C Shares in distribution related fees pursuant to the Plans, respectively.

For the fiscal period indicated below, the Donoghue Forlines Tactical Income paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by Donoghue Forlines Tactical Income Shares During the Fiscal Period Ended June 30, 2024
	Donoghue Forlines Tactical Income Fund Class A	Donoghue Forlines Tactical Income Fund Class C
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	$349	$433
Payment to dealers	$6,731	$8,430
Compensation to sales personnel	None	None
Other	$263	$328
Total	$7,343	$9,191

During the fiscal year ended June 30, 2022, Donoghue Forlines Dividend Fund paid $33,301 and $81,660 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively. During the fiscal year ended June 30, 2023, Donoghue Forlines Dividend Fund paid $25,277 and $58,385 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively. During the fiscal year ended June 30, 2024, Donoghue Forlines Dividend Fund paid $17,403 and $42,513 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively.

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For the fiscal period indicated below, the Donoghue Forlines Dividend Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by Donoghue Forlines Dividend Fund During the Fiscal Period Ended June 30, 2024
	Donoghue Forlines Dividend Fund Class A	Donoghue Forlines Dividend Fund Class C
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	$1,787	$2,216
Payment to dealers	$14,489	$38,493
Compensation to sales personnel	None	None
Other	$1,127	$1,804
Total	$17,403	$42,513

During the fiscal year ended June 30, 2022, Donoghue Forlines Momentum Fund paid $4,235 and $10,494 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively. During the fiscal year ended June 30, 2023, Donoghue Forlines Momentum Fund paid $2,420 and $6,240 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively. During the fiscal year ended June 30, 2024, Donoghue Forlines Momentum Fund paid $2,019 and $6,227 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively.

For the fiscal period indicated below, the Donoghue Forlines Momentum Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by Donoghue Forlines Momentum Fund During the Fiscal Period Ended June 30, 2024
	Donoghue Forlines Momentum Fund Class A	Donoghue Forlines Momentum Fund Class C
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	$466	$238
Payment to dealers	$1,195	$5,672
Compensation to sales personnel	None	None
Other	$358	$317
Total	$2,019	$6,227

During the fiscal year ended June 30, 2022, Donoghue Forlines Risk Managed Income Fund paid $80 and $6,986 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively. During the fiscal year ended June 30, 2023, Donoghue Forlines Risk Managed Income Fund paid $17 and $6,575 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively. During the fiscal year ended June 30, 2024, Donoghue Forlines Risk Managed Income Fund paid $0 and $7,092 for Class A and Class C shares in distribution related fees pursuant to the Plans, respectively.

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For the fiscal period indicated below, the Donoghue Forlines Risk Managed Income Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by Donoghue Forlines Risk Managed Income Fund During the Fiscal Period Ended June 30, 2024
	Donoghue Forlines Risk Managed Income Fund Class A	Donoghue Forlines Risk Managed Income Fund Class C
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	None	$1,174
Payment to dealers	$0	$5,099
Compensation to sales personnel	None	None
Other	None	$819
Total	$0	$7,092

The initial term of each Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plan. A Plan may be terminated at any time by the Trust or the Funds by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Funds.

Each of the Plans may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Funds, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of a Funds (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plans, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plans will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Funds at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Funds; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Securities Lending

During the fiscal year, the securities lending agent, or the investment adviser (where the Funds do not use a securities lending agent) monitored loan opportunities for each Fund, negotiated the terms of the loans with borrowers, monitored the value of securities on loan and the value of the corresponding

51

collateral, communicated with borrowers and the Funds’ custodian regarding marking to market the collateral, selected securities to be loaned and allocated those loan opportunities among lenders, and arranged for the return of the loaned securities upon the termination of the loan.

Income and fees from securities lending activities for the fiscal year ended June 30, 2024, are shown in the following table:

Funds	Donoghue Forlines Tactical Allocation Fund	Donoghue Forlines Risk Managed Income Fund	Donoghue Forlines Tactical Income Fund	Donoghue Forlines Dividend Fund	Donoghue Forlines Momentum Fund
Gross income from securities lending activities (including income from cash collateral reinvestment)	$176,194	$610,972	$250,936	$225,957	$136,592
Fees paid to securities lending agent from a revenue split	$(4,574)	$(20,093)	$(2,916)	$(2,261)	$(980)
Administrative fees not included in revenue split	$(952)	$(3,319)	$(1,363)	$(1,208)	$(738)
(Rebate) (paid to borrower)/Premium (paid to lender)	$(152,373)	$(507,187)	$(234,993)	$(213,446)	$(130,952)
Aggregate fees/compensation for securities lending activities	$(157,899)	$(530,599)	$(239,272)	$(216,915)	$(132,670)
Net income from securities lending activities	$18,295	$80,373	$11,664	$9,042	$3,922

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by each Portfolio Manager in addition to those of the Funds and assets under management in those accounts as of
June 30, 2024:

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Jeffrey R. Thompson	5	$196.4 Million	0	0	18	$2.8 Million
Richard E. Molari	5	$196.4 Million	0	0	18	$2.8 Million
John A. Forlines III	5	$196.4 Million	0	0	18	$2.8 Million
Nicholas A. Lobley	5	$196.4 Million	0	0	18	$2.8 Million

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Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Jeffrey R. Thompson	None	None	None	None	None	None
Richard E. Molari	None	None	None	None	None	None
John A. Forlines III	None	None	None	None	None	None
Nicholas A. Lobley	None	None	None	None	None	None

Conflicts of Interest.

As indicated in the table above, portfolio managers at the Adviser may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the funds. The Adviser has adopted policies and procedures designed to address these potential material conflicts.  For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation. The Adviser may invest a Fund’s assets in other funds that are subadvised or advised by the Adviser. In such instances, the Adviser will make such investments when it believes that doing so is in the best interests of the Fund and its shareholders.

Each Portfolio Manager receives a fixed salary and a share of the profits, if any, related to his ownership interest in the Adviser.

Ownership.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Funds as of June 30, 2024:

Name of Portfolio Manger	Dollar Range of Equity Securities in the Donoghue Forlines Tactical Allocation Fund	Dollar Range of Equity Securities in the Donoghue Forlines Tactical Income Fund	Dollar Range of Equity Securities in the Donoghue Forlines Dividend Fund	Dollar Range of Equity Securities in the Donoghue Forlines Momentum Fund
Jeffrey R. Thompson	$1-$1,000	$100,001–$500,000	$1-$1,000	$1-$1,000
Richard E. Molari	None	None	None	None
John A. Forlines III	None	None	None	None
Nicholas A. Lobley	None	None	None	None

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Name of Portfolio Manger	Dollar Range of Equity Securities in the Donoghue Forlines Risk Managed Income Fund
Jeffrey R. Thompson	$1-$1,000
Richard E. Molari	None
John A. Forlines III	None
Nicholas A. Lobley	None

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Funds are made by the portfolio managers, who are employees of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser for the Funds’ use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•             the best net price available;

•             the reliability, integrity and financial condition of the broker or dealer;

•             the size of and difficulty in executing the order; and

•             the value of the expected contribution of the broker or dealer to the investment performance of the Funds on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Funds. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Funds transactions may primarily benefit accounts other than the Funds, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds.

For the fiscal period ended June 30, 2022, the Funds incurred the following brokerage commissions:

Fund	Brokerage Commissions
Donoghue Forlines Tactical Allocation Fund	$42,953
Donoghue Forlines Tactical Income Fund	$90,640
Donoghue Forlines Dividend Fund	$27,225
Donoghue Forlines Momentum Fund	$7,380
Donoghue Forlines Risk Managed Income Fund	$92,735

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For the fiscal period ended June 30, 2023, the Funds incurred the following brokerage commissions:

Fund	Brokerage Commissions
Donoghue Forlines Tactical Allocation Fund	$25,303
Donoghue Forlines Tactical Income Fund	$51,587
Donoghue Forlines Dividend Fund	$23,458
Donoghue Forlines Momentum Fund	$7,866
Donoghue Forlines Risk Managed Income Fund	$46,388

For the fiscal period ended June 30, 2024, the Funds incurred the following brokerage commissions:

Fund	Brokerage Commissions
Donoghue Forlines Tactical Allocation Fund	$27,425
Donoghue Forlines Tactical Income Fund	$108,904
Donoghue Forlines Dividend Fund	$26,787
Donoghue Forlines Momentum Fund	$4,004
Donoghue Forlines Risk Managed Income Fund	$53,482

PORTFOLIO TURNOVER

The Funds’ rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Funds during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. A 100% turnover rate would occur if all of the Funds’ portfolio securities were replaced once within a one-year period.

For the fiscal period ended June 30, 2023, the Funds incurred the following portfolio turnover:

Fund	Portfolio Turnover Rates
Donoghue Forlines Tactical Allocation Fund	251%
Donoghue Forlines Tactical Income Fund	430%
Donoghue Forlines Dividend Fund	193%
Donoghue Forlines Momentum Fund	296%
Donoghue Forlines Risk Managed Income Fund	404%

The increase in turnover for the Donoghue Forlines Tactical Income Fund can largely be attributed to the elevated volatility seen in the fixed income asset class. Specifically, related to our significant exposures to floating rate and high yield. The Fund had multiple defensive tactical moves to treasuries and/or cash equivalents due to underlying market conditions seen during the 12-month period.

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For the fiscal period ended June 30, 2024, the Funds incurred the following portfolio turnover:

Fund	Portfolio Turnover Rates
Donoghue Forlines Tactical Allocation Fund	199%
Donoghue Forlines Tactical Income Fund	340%
Donoghue Forlines Dividend Fund	285%
Donoghue Forlines Momentum Fund	214%
Donoghue Forlines Risk Managed Income Fund	126%

The increase in turnover for the Donoghue Forlines Tactical and Risk Managed Income Funds can largely be attributed to the elevated volatility seen in the fixed income asset class. Specifically, related to our significant exposures to floating rate and high yield. Both Funds had multiple defensive tactical moves to treasuries and/or cash equivalents due to underlying market conditions seen during the 12-month period. The increase in turnover for the Donoghue Forlines Dividend Fund was a result of multiple technical signals triggering buys and sells between stocks and treasuries in the second half of 2023 due to the volatility in Dividend equities.

OTHER SERVICE PROVIDERS

Funds Administration, Funds Accounting and Transfer Agent Services

Ultimus Fund Solutions, LLC, (“UFS”), which has its principal office at 4221 North 203rd Street, Suite 110 Elkhorn, NE 68022, serves as administrator, Funds’ accountant and transfer agent for the Funds pursuant to a Funds Services Agreement (the “Agreement”) with the Funds and subject to the supervision of the Board. UFS is primarily in the business of providing administrative, Funds’ accounting and transfer agent services to retail and institutional mutual Funds. UFS is an affiliate of the Distributor. UFS may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of UFS or its affiliates.

UFS may recommend the engagement of certain service providers, such as trading subadvisors, securities lending agents and other service providers, to the Trust and advisers and subadvisers of Funds in the Trust. UFS may receive a referral or revenue sharing fee from such service providers in connection with such engagements. Any agreements between the Trust and such service providers are subject to the approval of the Trustees.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC and its affiliated companies including Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC and Blu Giant, LLC (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”).  As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

The Agreement became effective on June 22, 2011 and will remain in effect for two years from the applicable effective date for the Funds, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or UFS on 90 days’ written notice and may be

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assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of UFS. The Agreement provides that UFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, UFS performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Funds’ registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Funds to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-Q and N-PORT; (10) coordinating the Trust's audits and examinations by assisting each Funds’ independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Funds; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of UFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to the Funds by the Administrator, the Funds pay UFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Funds also pay the Administrator for any out-of-pocket expenses.

For the fiscal period ended June 30, 2022, the Funds incurred in administrative fees:

Funds	Administration Service Fees
Donoghue Forlines Tactical Allocation Fund	$52,931
Donoghue Forlines Tactical Income Fund	$67,068
Donoghue Forlines Dividend Fund	$48,898
Donoghue Forlines Momentum Fund	$26,618
Donoghue Forlines Risk Managed Income Fund	$94,278

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For the fiscal period ended June 30, 2023, the Funds incurred in administrative fees:

Funds	Administration Service Fees
Donoghue Forlines Tactical Allocation Fund	$41,659
Donoghue Forlines Tactical Income Fund	$52,571
Donoghue Forlines Dividend Fund	$44,046
Donoghue Forlines Momentum Fund	$23,257
Donoghue Forlines Risk Managed Income Fund	$82,271

For the fiscal period ended June 30, 2024, the Funds incurred in administrative fees:

Funds	Administration Service Fees
Donoghue Forlines Tactical Allocation Fund	$39,938
Donoghue Forlines Tactical Income Fund	$75,242
Donoghue Forlines Dividend Fund	$40,146
Donoghue Forlines Momentum Fund	$27,276
Donoghue Forlines Risk Managed Income Fund	$79,839

UFS also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Funds’ custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Funds.

For the fund accounting services rendered to the Funds under the Agreement, the Funds pays the Fund Accountant the greater of an annual minimum fee or an asset based fee which scales downward based upon net assets. The Funds also pay the Administrator for any out-of-pocket expenses.

For the fiscal period ended June 30, 2022, the Funds incurred in fund accounting fees:

Fund	Accounting Service Fees
Donoghue Forlines Tactical Allocation Fund	$40,071
Donoghue Forlines Tactical Income Fund	$43,280
Donoghue Forlines Dividend Fund	$32,937
Donoghue Forlines Momentum Fund	$38,477
Donoghue Forlines Risk Managed Income Fund	$44,991

For the fiscal period ended June 30, 2023, the Funds incurred in fund accounting fees:

Fund	Accounting Service Fees
Donoghue Forlines Tactical Allocation Fund	$38,815
Donoghue Forlines Tactical Income Fund	$40,307
Donoghue Forlines Dividend Fund	$40,488
Donoghue Forlines Momentum Fund	$38,483
Donoghue Forlines Risk Managed Income Fund	$43,657

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For the fiscal period ended June 30, 2024, the Funds incurred in fund accounting fees:

Fund	Accounting Service Fees
Donoghue Forlines Tactical Allocation Fund	$40,151
Donoghue Forlines Tactical Income Fund	$43,282
Donoghue Forlines Dividend Fund	$45,022
Donoghue Forlines Momentum Fund	$39,085
Donoghue Forlines Risk Managed Income Fund	$43,904

UFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the Agreement, UFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Funds the Funds pays the Transfer Agent the greater of an annual minimum fee or an asset based fee which scales downward based upon net assets. The Funds also pay the Transfer Agent for any out-of-pocket expenses.

For the fiscal period ended June 30, 2022, the Funds incurred in transfer agency fees:

Fund	Transfer Agency Service Fees
Donoghue Forlines Tactical Allocation Fund	$13,990
Donoghue Forlines Tactical Income Fund	$21,243
Donoghue Forlines Dividend Fund	$40,606
Donoghue Forlines Momentum Fund	$8,735
Donoghue Forlines Risk Managed Income Fund	$47,271

For the fiscal period ended June 30, 2023, the Funds incurred in transfer agency fees:

Fund	Transfer Agency Service Fees
Donoghue Forlines Tactical Allocation Fund	$12,826
Donoghue Forlines Tactical Income Fund	$19,538
Donoghue Forlines Dividend Fund	$40,629
Donoghue Forlines Momentum Fund	$9,417
Donoghue Forlines Risk Managed Income Fund	$56,240

For the fiscal period ended June 30, 2024, the Funds incurred in transfer agency fees:

Fund	Transfer Agency Service Fees
Donoghue Forlines Tactical Allocation Fund	$11,964
Donoghue Forlines Tactical Income Fund	$40,982
Donoghue Forlines Dividend Fund	$36,949
Donoghue Forlines Momentum Fund	$11,440
Donoghue Forlines Risk Managed Income Fund	$51,043

Custodian

The Fund's assets are held for safekeeping by an independent custodian, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202 (the “Custodian”), pursuant to a custody agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian's responsibilities on behalf

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of the Fund include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of cash and securities, collecting interest and dividends on the Fund's investments, and maintaining records of purchases and sales.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Funds, the Funds pay NLCS an annual fixed fee and an asset based fee, which scales downward based upon the Fund’s net assets. The Funds also pay NLCS for any out-of-pocket expenses.

For the fiscal period ended June 30, 2022, the Funds incurred the following for compliance service fees:

Fund	Compliance Officer Fees
Donoghue Forlines Tactical Allocation Fund	$13,279
Donoghue Forlines Tactical Income Fund	$14,443
Donoghue Forlines Dividend Fund	$13,146
Donoghue Forlines Momentum Fund	$8,936
Donoghue Forlines Risk Managed Income Fund	$18,402

For the fiscal period ended June 30, 2023, the Funds incurred the following for compliance service fees:

Fund	Compliance Officer Fees
Donoghue Forlines Tactical Allocation Fund	$9,995
Donoghue Forlines Tactical Income Fund	$11,794
Donoghue Forlines Dividend Fund	$10,494
Donoghue Forlines Momentum Fund	$7,195
Donoghue Forlines Risk Managed Income Fund	$16,965

For the fiscal period ended June 30, 2024, the Funds incurred the following for compliance service fees:

Fund	Compliance Officer Fees
Donoghue Forlines Tactical Allocation Fund	$8,027
Donoghue Forlines Tactical Income Fund	$11,508
Donoghue Forlines Dividend Fund	$8,022
Donoghue Forlines Momentum Fund	$6,001
Donoghue Forlines Risk Managed Income Fund	$13,084

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DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversions or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by Section 352 the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”). To ensure compliance with this law, the Trust’s Program is written and has been approved by the Funds’ Board. The Program provides for the development of policies, procedures and internal controls reasonably designed to prevent money laundering, the designation of an anti-money laundering compliance officer who is responsible for implementing and monitoring the Program, an ongoing anti-money laundering training for appropriate persons and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor, and Transfer Agent have established reasonable anti-money laundering procedures, have reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA Patriot Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," the NAV of the Funds’ shares, by class, is determined by dividing the total value of the Funds’ portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Funds, by class.

Generally, a Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indexes. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost. Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, a Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when a Fund shares are not priced, the value of securities held by a Fund can change on days when a Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before a Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board as discussed below.

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Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of a Fund’s NAV by short-term traders. In addition, because a Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Funds shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has designated the Adviser as its “Valuation Designee” to execute these procedures. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Valuation Process. Fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an

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event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the Adviser shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards for Fair Value Determinations. As a general principle, the fair value of a security is the amount that a Funds might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of the Funds’ investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Funds’ own assumptions in determining the fair value of investments).

The Adviser takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for

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the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Funds with respect to the valuation of the security; (v) whether the same or similar securities are held by other Funds managed by the Adviser or other Funds and the method used to price the security in those Funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board Determination. The Board meets at least quarterly to consider the valuations provided by the Adviser and to ratify the valuations for the applicable securities. The Board considers the reports provided by the Adviser, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange will be closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share or offering price (NAV plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Redemption of Shares

The Funds will redeem all or any portion of a shareholder's shares in the Funds when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a)	when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

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The Funds may purchase shares of Underlying Funds which charge a redemption fee to shareholders (such as the Funds) that redeem shares of the Underlying Funds within a certain period of time (such as one year). The fee is payable to the Underlying Funds. Accordingly, if the Funds were to invest in an Underlying Funds and incur a redemption fee as a result of redeeming shares in such Underlying Funds, the Funds would bear such redemption fee. The Funds will not, however, invest in shares of an Underlying Funds that is sold with a contingent deferred sales load.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

Donoghue Forlines Funds

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Funds.

The Funds intend to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Tax Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Funds should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Funds will be computed in accordance with Section 852 of the Tax Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Funds. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains for only eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

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As of June 30, 2024, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains and capital losses utilized as follows:

Fund	Short-Term	Long-Term	Total	CLCF
Donoghue Forlines Tactical Allocation Fund	$4,286,560	$787,718	$5,074,278	$179,242
Donoghue Forlines Tactical Income Fund	20,840,926	752,647	21,593,573	433,404
Donoghue Forlines Dividend Fund	89,936,657	31,957,128	121,893,785	—
Donoghue Forlines Momentum Fund	—	—	—	1,966,426
Donoghue Forlines Risk Managed Income Fund	5,582,757	234,356	5,817,113	—

The Funds intend to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Tax Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Funds unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Tax Code, the Funds must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Funds’ assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Funds’ assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Funds control and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Funds fail to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Funds would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Funds generally would not be liable for income tax on the Funds’ net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Funds’ net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Funds.

The Funds are subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Tax Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Funds’ ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Funds during the preceding calendar year. Under ordinary circumstances, the Funds expect to time distributions so as to avoid liability for this tax.

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The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Tax Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. In most cases the Funds will hold shares in Underlying Funds for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Funds in taxable accounts.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. Shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Tax Code, the Funds will be required to report to the IRS Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Tax Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Funds are notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest

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or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Other Reporting and Withholding Requirements:

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Funds after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Funds after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Funds may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Funds, the Funds’ transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Funds, defer losses to the Funds, cause adjustments in the holding periods of the Funds’ securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Funds’ hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Funds’ book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Funds’ remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Funds’ book income is less than taxable income, the Funds could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Funds in certain "passive foreign investment companies" ("PFICs") could subject the Funds to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Funds shareholders. However, the Funds may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Funds will be required to

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include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Funds also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Funds’ taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Funds to avoid taxation. Making either of these elections therefore may require the Funds to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Funds’ total return.

Foreign Currency Transactions

The Funds’ transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Funds’ total assets at the close of its taxable year consists of securities of foreign corporations, the Funds may be able to elect to "pass through" to its shareholders the amount of eligible foreign income and similar taxes paid by the Funds. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Funds, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Funds’ taxable year whether the foreign taxes paid by the Funds will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Funds’ income will flow through to shareholders of the Funds. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Funds. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

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Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Funds holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Funds will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Funds hold the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Funds actually received. Such distributions may be made from the cash assets of the Funds or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Funds may realize gains or losses from such liquidations. In the event the Funds realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Funds may be subject to state and local taxes on distributions received from the Funds and on redemptions of the Funds’ shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Funds issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds have selected Deloitte & Touche LLP, located at 695 Town Center Drive, Suite 1000, Costa Mesa, CA 92626, as their independent registered public accountants providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215 serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Financial Statements for the Funds for the fiscal year ended June 30, 2024. You can obtain a copy of the Annual Financial Statements without charge by calling the Funds at 1-877-779-7462.

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APPENDIX A

DESCRIPTION OF BOND RATINGS

Standard & Poor's Ratings Group. A Standard & Poor's corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.   Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.   Nature of and provisions of the obligation.

3.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of

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adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized. Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

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B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

•             SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

•             SP-2 Satisfactory capacity to pay principal and interest.

•             SP-3 Speculative capacity to pay principal and interest.

Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

•             MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad90-based access to the market for refinancing.

•             MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

•             MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

•             MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

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APPENDIX B

PROXY VOTING SUMMARY FOR

Donoghue Forlines LLC

Proxy Voting and Corporate Actions Donoghue Forlines LLC (“ADVISER”), as a matter of policy and as a fiduciary, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the Funds, Portfolios and clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. Subject to our oversight, our firm has delegated authority to vote proxies for our clients to a third party service provider.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its Funds, Portfolios and clients; (b) to disclose to Funds, Portfolios and clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Chief Compliance Officer has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

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